SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                             Samsonite Corporation
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

|x|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

_______________________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

_______________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

(3)  Filing Party:

_______________________________________________________________________________

(4)  Date Filed:

_______________________________________________________________________________

                              [GRAPHIC OMITTED]



                             SAMSONITE CORPORATION


                                   NOTICE OF

                                     2004

                                ANNUAL MEETING

                                      AND

                                PROXY STATEMENT









                            YOUR VOTE IS IMPORTANT!

               PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN YOUR
                        PROXY IN THE ENCLOSED ENVELOPE.


                             SAMSONITE CORPORATION
                         11200 East Forty-Fifth Avenue
                            Denver, Colorado 80239

                             SAMSONITE CORPORATION




                                                            May 7, 2004


Dear Samsonite Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 A.M. Mountain Daylight Time at the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, CO 80014-1319, on June 15, 2004. Information about the meeting, the nominees for election as directors of the Company and the other proposals to be considered at such meeting are presented in the Notice of Annual Meeting and the Proxy Statement on the following pages.

         Your participation in the Company's affairs is important, regardless of the number of shares you hold. To ensure your representation, even if you cannot attend the meeting, please sign, date and return the enclosed proxy card promptly.

         We look forward to seeing you on June 15, 2004.


                                                  Sincerely,


                                                  /s/ Marcello Bottoli
                                                  Marcello Bottoli
                                                  Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                         May 7, 2004



         The Annual Meeting of Stockholders of Samsonite Corporation will be held in the Double Tree Hotel Denver Southeast, 13696 East Iliff Place, Aurora, CO 80014-1319, on June 15, 2004, at 9:00 A.M. local time for the following purposes:

1.       To elect the entire Board of Directors of the Company;

2. To approve amendments to the 1999 stock option plan to increase the number of grants that may be made to any one participant in any year and to permit grants thereunder to a trust or an entity owned by a trust established by an eligible employee or director;

3. To approve the grant of options under the 1999 stock option plan, as amended, to Stonebridge Development Limited for the benefit of Marcello Bottoli and his family;

4. To approve and ratify the appointment of KPMG LLP as the independent auditors of the Company for the fiscal year ending January 31, 2005; and

5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         Stockholders of record at the close of business on April 30, 2004 are entitled to receive notice of, and to vote at, the meeting. A list of stockholders entitled to vote will be kept at the office of Corporate Secretary, Samsonite Corporation, 11200 East 45th Avenue, Denver, Colorado 80239, for a period of ten days prior to the meeting.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Richard H. Wiley
                                          Secretary

Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado  80239
May 7, 2004

                               TABLE OF CONTENTS


                                                                                        Page
                                                                                        ----

General Information........................................................................1
Voting of Proxies..........................................................................1
Attendance at Annual Meeting...............................................................2
Stockholder Proposals for the 2005 Annual Meeting..........................................2
Proposal 1.  Election of Directors.........................................................2
         Communications to the Board of Directors..........................................4
         Director Attendance at Annual Meetings............................................4
         Directors' Meetings and Compensation..............................................5
         Certain Committees of the Board...................................................5
         Section 16(a) Beneficial Ownership Reporting Compliance...........................6
Proposal 2.  Approval of Amendment and Restatement of our 1999 Stock Option Plan...........7
         Proposed Amendments...............................................................7
         Reasons for the Amendments........................................................7
         Description of the 1999 Plan......................................................7
         Administration of the 1999 Plan...................................................8
         Certain Federal Income Tax Consequences...........................................9
Proposal 3.  Approval of Stock Option Grant...............................................10
Proposal 4.  Approval and Ratification of Appointment of Independent Auditors.............12
         Audit and Non-Audit Fees.........................................................12
         Audit Committee Pre-Approval Policies and Procedures.............................13
Executive Officers........................................................................14
Report of the Audit Committee.............................................................15
Executive Compensation....................................................................16
Performance Graph.........................................................................28
Security Ownership of Certain Beneficial Owners and Management............................29
Certain Relationships and Related Transactions............................................31
Interest of Certain Persons...............................................................33
Other Matters.............................................................................33
Incorporation by Reference................................................................34

Appendix A:  FY 1999 Stock Option and Incentive Award Plan, as Amended and Restated
Appendix B:  Stock Option Agreement
Appendix C:  Charter of the Audit Committee


                                PROXY STATEMENT


GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Samsonite Corporation ("Samsonite" or the "Company") of proxies to be voted at the 2004 Annual Meeting of the Company's stockholders on June 15, 2004 or any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004 are being mailed to stockholders on or about May 10, 2004. Business at the Annual Meeting will be conducted in accordance with the procedures determined by the presiding officer and generally will be limited to matters properly brought before the meeting by or at the suggestion of the Board of Directors or by a stockholder pursuant to provisions of the Company's By-laws that require advance notice and disclosure of relevant information.

         The number of voting securities of the Company outstanding on April 30, 2004, the record date for the meeting, was 224,705,324 shares of common stock, par value $.01 per share ("Common Stock"), each share of which being entitled to cast one vote, and 159,982 shares of convertible preferred stock, par value $.01 per share ("Preferred Stock"), each share of which being entitled to cast one vote on an as-converted basis. As of the record date, each share of Preferred Stock was convertible into approximately 2,526.9 shares of Common Stock. Accordingly, the holders of Preferred Stock are entitled to cast an aggregate of 404,263,864 votes. Through their ownership of shares of both Common Stock and Preferred Stock, the Equity Sponsors, as defined below in Proposal 1, "Election of Directors," currently control approximately 69% of the voting power of the Company. The holders of Common Stock and Preferred Stock will vote as a single class on all matters. Unless otherwise indicated, information presented herein is as of April 30, 2004.


VOTING OF PROXIES

         Since many of the Company's stockholders are unable to attend the Company's Annual Meeting, the Board of Directors solicits proxies to give each stockholder an opportunity to vote on all matters scheduled to come before the meeting and set forth in this Proxy Statement. Stockholders are urged to read carefully the material in this Proxy Statement, specify their choice on each matter by marking the appropriate boxes on the enclosed proxy card and sign, date and return the card in the enclosed envelope.

         By completing and returning the accompanying proxy card, the stockholder authorizes Douglas W. Sundby and Richard H. Wiley, as designated on the face of the proxy card, to vote all shares for the stockholder. All returned proxy cards that are properly executed will be voted as the stockholder directs. If no direction is given, the executed proxy cards will be voted FOR Proposals 1, 2, 3 and 4 described in this Proxy Statement. The named proxies will also vote executed proxy cards in their discretion on any other matter that may properly come before the Annual Meeting. A proxy card may be revoked by a stockholder at any time before it is voted at the Annual Meeting by giving notice of revocation to the Company in writing, by execution of a later dated proxy card, or by attending and voting at the Annual Meeting.

         The holders of all outstanding shares of Common Stock and Preferred Stock are entitled to vote in person or by proxy on all matters that may come before the Annual Meeting. The holders of shares entitled to cast not less than a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business; all shares present in person or represented by proxy are counted for quorum purposes.

         Directors are elected by a plurality of the votes of the shares present or represented at the meeting and entitled to vote. Under applicable Delaware law, in tabulating the vote for the election of directors, broker non-votes, if any, and directions to withhold will be disregarded and will have no affect on the outcome of the vote.

         The vote required with respect to each of the other matters to be presented at the Annual Meeting, as well as the effect of abstentions and broker non-votes, is set forth in connection with the description of each such matter set forth herein.


ATTENDANCE AT ANNUAL MEETING

         To ensure the availability of adequate space for the Company's stockholders wishing to attend the meeting, priority seating will be given to stockholders of record, beneficial owners of the Company's stock having evidence of such ownership, or their authorized representatives, and invited guests of management. In addition, a stockholder may bring a guest. Those unable to attend may request from the Secretary a copy of the report of the proceedings of the meeting.


STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Other than the matters to be presented by the Company as set forth in the Notice of Annual Meeting, the Company knows of no other matters that properly may be presented at the meeting. Proposals and suggestions received from stockholders are given careful consideration. Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2005 annual meeting, which is currently expected to be held in June of 2005, if they are received by January 7, 2005. In order to be "timely" pursuant to Rule 14a-4(c) under the Exchange Act, a stockholder who intends to present a proposal at the Company's 2005 Annual Meeting, other than pursuant to Rule 14a-8, must provide the Company notice of the proposal no later than April 16, 2005. In addition, our By-laws require that proposals of stockholders made outside of the processes of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the By-laws, not later than April 16, 2005 and not earlier than March 17, 2005; provided, however, that in the event that the 2005 annual meeting is called for a date that is not within 30 days before or within 60 days after June 15, 2005, notice by the stockholder in order to be timely must be delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the sixtieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. Stockholders are advised to review our By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.


PROPOSAL 1.  Election of Directors

         At the Annual Meeting, the stockholders of the Company will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board of Directors has designated as nominees for election the nine persons named below, all of whom currently serve as directors of the Company.

         Pursuant to the terms of the Stockholders Agreement, dated July 31, 2003 (the "Stockholders Agreement"), by and among the Company, ACOF Management, L.P., Bain Capital (Europe) LLC, Ontario Teachers Pension Plan Board (collectively, the "Equity Sponsors") and Ares Leveraged Investment Fund, L.P., the Equity Sponsors have agreed to take all actions in their power to elect the eight nominees selected by the Equity Sponsors and the remaining one nominee selected by our Company's Chief Executive Officer ("CEO"). The Equity Sponsors, together with their affiliates, currently control approximately 69% of the voting power of the Company. The nominees listed below, with the exception of Mr. Tack, were appointed to our Board following the 2003 Annual Meeting. None of the nominees, including Mr. Tack, stood for election at the 2003 Annual Meeting. Messrs. Lynton, Philippin, Quartieri, Ressler, Sienna, Triggs, Warner and Wilcox have been selected and nominated by our Equity Sponsors. Mr. Tack has been selected and nominated by our CEO.

         In accordance with (i) the Executive Stockholders Agreement, dated as of September 25, 2003, among the Company, the Equity Sponsors and certain of the Company's executive officers and other key employees and (ii) the Chief Executive Officer Stockholders Agreement, dated as of March 5, 2004, among the Company, the Equity Sponsors, Mr. Bottoli, Stonebridge Development Limited and The Bottoli Trust (containing terms substantially identical to the Executive Stockholders Agreement), each executive officer or employee that is party to either agreement has agreed to vote all of the shares of Preferred Stock they hold (as well as any Common Stock issuable upon conversion of the Preferred Stock and any Common Stock issuable upon the exercise of options granted to each such executive officer or employee) and to take all other necessary or desirable actions so that all of such shares will be voted in the same manner as the securities held by the Equity Sponsors. Such executive officers and employees currently hold, in the aggregate, 3,606 shares of Preferred Stock, which are subject to these voting agreements. These shares of Preferred Stock have the equivalent voting power of 9,112,122 shares of Common Stock, or approximately 1.45% of the voting power of the Company. With respect to any of such executive officers or employees, no shares of Preferred Stock have been converted into Common Stock nor have any shares of Common Stock been issued upon the exercise of options in fiscal 2004. For a more detailed description of these agreements, please see "Certain Relationships and Related Transactions."

         Information concerning the nominees for election as directors is presented below. Each nominee has consented to serve as a director if elected. Should any nominee become unable to accept nomination or election, it is intended that the enclosed proxy card will be voted for the election of a substitute nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

         The ages of the directors listed below are as of April 30, 2004.

The Board of Directors recommends a vote FOR each of the nominees listed below.

         Michael M. Lynton. Age 44. Mr. Lynton became a director of Samsonite in July 2003. Since December 2003, Mr. Lynton has served as chairman and chief executive officer of Sony Pictures Entertainment, whose global operations encompass motion picture production and distribution, television production and distribution, digital content creation and distribution, worldwide channel investments, home entertainment acquisition and distribution, operation of studio facilities, development of new entertainment products, services and technologies, and distribution of filmed entertainment in 67 countries. Prior to joining Sony Pictures, Mr. Lynton served as the President of AOL Time Warner International, the world's largest internet online service, where he was the head of AOL's international organization and its operations in Europe, Asia and Latin America, and focused on developing AOL Time Warner's international growth strategy through cross-divisional collaboration, and integration of international initiatives, alliances, acquisitions and investments. In addition, Mr. Lynton currently serves as the Treasurer of the International Academy of Arts and Sciences. Prior to joining AOL Time Warner, Mr. Lynton served as Chairman and Chief Executive Officer of Pearson plc's Penguin Group, the world's second largest English-language publisher. Mr. Lynton also previously served as President of Disney Publishing and President of Hollywood Pictures, both divisions of Walt Disney Company.

         Charles J. Philippin. Age 54. Mr. Philippin became a director of Samsonite in October 2003. Mr. Philippin has been with GarMark Advisors, a mezzanine investment fund, since 2002. Mr. Philippin had been with Investcorp from 1974 to 2000 and was responsible for post-acquisition monitoring and performance improvement for the U.S. portfolio. Mr. Philippin became CEO of Online Retail Partners, an internet incubator company in 2000. Mr. Philippin also serves on the boards and audit committees of Competitive Technology and CSK Auto.

         Ferdinando Grimaldi Quartieri. Age 43. Mr. Grimaldi became a director of Samsonite in October 2003. Mr. Grimaldi is a Managing Director of Bain Capital, Ltd., based in London since 2002. Prior to joining Bain Capital, Mr. Grimaldi was responsible for private equity investments at Investcorp International Limited for six years and was a member of the firm's management committee from 1999 until 2002.

         Antony P. Ressler. Age 43. Mr. Ressler became a director of Samsonite in July 2003. Mr. Ressler is the Managing Member of Ares Management LLC (together with its affiliates, "Ares") and serves as an Investment Committee member on all Ares Funds. In 1997, Mr. Ressler co-founded Ares, an independent Los Angeles based investment management firm with approximately $4.6 billion of committed capital under management. Ares specializes in managing assets in both the private equity and leveraged finance markets. Mr. Ressler also co-founded Apollo Management ("Apollo") in 1990. Mr. Ressler oversaw Apollo's capital markets activities, focusing particularly on distressed and private equity investment opportunities originating as a result of day-to-day involvement in the capital markets. Prior to 1990, Mr. Ressler served as a Senior Vice President in the High Yield Bond Department of Drexel Burnham Lambert Incorporated, with responsibility for the New Issue/Syndicate Desk. Mr. Ressler also serves on the board of Allied Waste Industries, Inc.

         Lee Sienna. Age 52. Mr. Sienna became a director of Samsonite in October 2003. Mr. Sienna has been Vice President of the private equity group of Ontario Teachers' Pension Plan Board since 2002. From 1998 to 2002, Mr. Sienna was Partner at Calcap Corporate Finance Limited, a consulting firm specializing in mergers and acquisitions. From 1995 to 1998, Mr. Sienna was Vice President, Corporate Development at Dairyworld Foods. Prior to 1995, Mr. Sienna held various positions in management and corporate development for companies in the beverage, food and entertainment industries.

         Donald L. Triggs. Age 60. Mr. Triggs became a director of Samsonite in October 2003. Mr. Triggs is currently the President, Chief Executive Officer and Director of Vincor International Inc., a wine retailer and distributor based in Ontario, Canada, since 1993. In August of 1989 Mr. Triggs became Chairman, Chief Executive Officer and Director of Cartier Wines & Beverage Corporation, which became Vincor International in 1992 as a result of a merger.

         Richard T. Warner. Age 45. Mr. Warner became a director of Samsonite in October 2003. Mr. Warner was appointed by Investcorp's Founder and CEO in 2002 to lead the effort to explore establishing long-term strategic alliances for Investcorp in the U.S. and Europe. Mr. Warner was a member of the Coordinator's Committee (global operating board of Investcorp), Commitment Committee (controls Investcorp's global capital commitments), and Budget and Expense Review Committee (controls Investcorp's operating expenses) from 1999 to 2002. Mr. Warner joined Investcorp in June 1994 and became a member of the Management Committee in January 1995.

         Reed N. Wilcox. Age 56. Mr. Wilcox became a director of Samsonite in October 2003. Mr. Wilcox completed the J.D./M.B.A. Joint Program at Harvard Law School and Harvard Business School, graduating with honors and High Distinction as a Baker Scholar. He is currently Managing Director of General Resonance, a new advanced technology company, and is an independent adviser to chief executive officers of several large multinational companies. Mr. Wilcox is a former Vice President and Director of The Boston Consulting Group (BCG) in the Paris, Boston, and Chicago offices. He was also co-Founder of The Flagship Group, a private firm specializing in new business creation through joint ventures. Mr. Wilcox served a three-year volunteer mission as President of the France Marseille and France Toulouse missions of The Church of Jesus Christ of Latter-Day Saints from 1999 to 2002.

         Johan Tack. Age 52. Mr. Tack became a director of Samsonite in June 2001. Mr. Tack has been a partner of OC&C Strategy Consultants since October 2002. Mr. Tack was Managing Director of Fortis Bank N.V. headquartered in Brussels, Belgium, from 1998 until November 2000. From 1994 to 1998, Mr. Tack was Managing Director of Generale Bank N.V., the predecessor entity to Fortis Bank N.V. Prior to 1994, Mr. Tack held various management positions with Generale Bank N.V. Mr. Tack is also a Director of City Hotels, Brains in Motion and Vice Chairman of the Board of Quest for Growth.


Communications to the Board of Directors

         The Company has established a process to receive communications from stockholders. Stockholders may contact any member (or members) of the Board by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Samsonite Corporation, 11200 East Forty-Fifth Avenue, Denver, Colorado 80239,
Attention: General Counsel.

         All communications received as set forth in the preceding paragraph will be opened for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, sufficient copies of the contents will be sent to each director who is a member of the group or committee to which the envelope is addressed.


Director Attendance at Annual Meetings

         The Company does not have a policy with regard to Board members' attendance at annual meetings. There were no Board members in attendance at the 2003 Annual Meeting.


Directors' Meetings and Compensation

         During the Company's fiscal year 2004 (the year ended January 31,
2004), the Board of Directors met ten times, excluding actions by unanimous written consent. Each director, other than Mr. Lynton, attended 75% or more of the total number of meetings of the Board (and of meetings of committees of the Board on which such director served), that were held during such director's tenure as a member of the Board. Mr. Lynton became a director in July 2003 and attended two of the three meetings of the Board held during his tenure.

         Each member of the Board of Directors, other than a director employed by the Company, is entitled to receive a fee of $30,000 per annum for serving on the Board of Directors, a fee of $1,250 per Board meeting attended and a fee of $1,000 per committee meeting attended. In addition, the chairperson of the Audit Committee receives an additional chair fee of $10,000 per annum and the chairpersons of all of the other committees of the Board receive an additional chair fee of $5,000 per annum. In 1996, the Company adopted the 1996 Directors' Stock Plan whereby Board members may elect to receive their fees in shares of Common Stock rather than cash. During fiscal 2004, as such election was not available to the directors, none of the aggregate directors fees were paid solely in shares of Common Stock. In addition, directors are reimbursed for all reasonable travel and other expenses of attending meetings of the Board or a committee thereof.


Certain Committees of the Board

         The Board of Directors has standing Audit, Executive, Compensation and Corporate Governance and Nominating Committees.

         Audit. The current members of the Audit Committee are Charles J. Philippin, Johan Tack and Richard T. Warner, each of whom is an independent director under the NASDAQ listing standards. The Audit Committee met six times during fiscal 2004, excluding actions by unanimous written consent.

         The Audit Committee is primarily concerned with the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. The Audit Committee is authorized (i) to make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors, (ii) to review the plan, scope and results of the annual audit, the independent auditors' letter of comments and management's response thereto, (iii) to approve all audit and non-audit services, (iv) to review the Company's policies and procedures with respect to internal accounting and financial controls and (v) to review any changes in accounting policy.

         The Report of the Audit Committee begins on page 15.

         Executive. The current members of the Executive Committee are Ferdinando Grimaldi Quartieri, Antony P. Ressler and Lee Sienna. The Executive Committee held one meeting during fiscal 2004, excluding actions by unanimous written consent.

         The Executive Committee has the authority to act on behalf of the Board of Directors on most matters.

         Compensation. The current members of the Compensation Committee are Michael M. Lynton, Johan Tack and Reed N. Wilcox. The Compensation Committee held no meetings during fiscal 2004.

         The Compensation Committee is authorized and directed to review and approve the compensation and benefits of the executive officers, to review management organization and development, to review and advise management regarding the benefits, including bonuses, and other terms and conditions of employment of other employees, to administer any stock option plans that may be adopted and the granting of options under such plans, and to review and recommend for the approval of the Board the compensation of directors.

         The Compensation Committee Report begins on page 16.

         Corporate Governance and Nominating. The current members of the Corporate Governance and Nominating Committee are Donald L. Triggs, Michael M. Lynton and Richard T. Warner, each of whom is an independent director under the NASDAQ listing standards. The Corporate Governance and Nominating Committee held no meetings during fiscal 2004. The Corporate Governance Committee and Nominating Committee were merged into one committee in fiscal 2004. The Nominating Committee, as a stand-alone committee, met once during fiscal 2004.

         The principal responsibilities of the Corporate Governance and Nominating Committee are to:

         o help the Company implement the corporate therapeutic measures which the Company agreed to undertake as part of the settlement of the litigation described in Note 15 to the consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001;

         o generally oversee all corporate governance functions for the Company;

         o     recommend to the Board director nominees;

         o recommend to the Board the membership for each committee of the Board; and

         o     recommend to the Board the compensation of directors.

         Pursuant to the terms of the aforementioned Stockholders Agreement, the Equity Sponsors have the power to nominate eight members of the Board and the Company's CEO has the power to nominate the remaining one member of the Board, subject to the corporate therapeutic measures and any other applicable laws or regulations (as described in section 2.2 of the Stockholders Agreement). Accordingly, the Corporate Governance and Nominating Committee does not have a general policy with regard to consideration of director nominees recommended by stockholders of the Company (aside from the Equity Sponsors).

         As a result of the Stockholders Agreement, although each of the members of the Corporate Governance and Nominating Committee is considered to be independent, the nominees to fill eight Board positions are selected by the Equity Sponsors and the nominee to fill one Board position is selected by the Company's CEO, as described above. The role of the Corporate Governance and Nominating Committee is to judge the fitness of the nominees proposed by the Equity Sponsors and the Company's CEO.

         The Board of Directors has not adopted a written charter for the Corporate Governance and Nominating Committee. The Committee performs its functions in accordance with the above-mentioned corporate therapeutics measures.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("principal stockholders") to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and principal stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of the Section 16(a) reports furnished to the Company, for fiscal 2004, all required reports were timely filed, except for the Form 3 filed on August 19, 2003 and the Form 4 filed on September 30, 2003 by Canadian Imperial Bank of Commerce.


PROPOSAL 2.  Approval of Amendment and Restatement of our 1999 Stock Option Plan

Proposed Amendments

         To enable us to make the Grant (as described below) under the 1999 Stock Option and Incentive Award Plan (which we refer to as the "1999 Plan") and to provide us with the opportunity to assist our eligible employees and directors with their personal planning, the Executive Committee of our Board of Directors unanimously adopted amendments to our 1999 Plan on May 3, 2004, subject to approval by our stockholders. The amendments will (1) increase the number of shares relating to an award that we may grant to any one participant in any year from one-third of the shares of Common Stock reserved for issuance under the 1999 Plan to one-half of the shares of Common Stock reserved for issuance under the 1999 Plan and (2) permit the grant of stock incentives directly to a trust or an entity owned by a trust established by an eligible employee or director. We are seeking stockholder approval of these amendments.

Reasons for the Amendments

         We have agreed to grant to Stonebridge Development Limited, a British Virgin Islands corporation formed by a trust established by Marcello Bottoli for the benefit of himself and his family, a non-qualified stock option to purchase an aggregate of 30,000,000 shares of our Common Stock under the 1999 plan (the "Grant"). Absent the amendments, we will not be able to make the Grant under the Plan. For further discussion of the Grant, please see Proposal 3, "Approval of Stock Option Grant." Also, providing the opportunity to grant awards directly to a trust or an entity owned by a trust established by an eligible employee or director allows us the opportunity to assist our employees and directors with their personal planning. The purpose of our equity compensation plans is to benefit our stockholders by enabling us to attract and retain the services of the most highly qualified professional and managerial employees and other persons rendering services to us, which our Board of Directors considers essential to our long-range success, by providing long-term incentives linked to the interests of our stockholders. The ability to offer stock through options or other equity-based compensation awards has been and will continue to be a necessary and beneficial method by which we can retain the services of employees and attract competent personnel.

Description of the 1999 Plan

         On July 31, 1999, our Board of Directors adopted, subject to stockholder approval, the FY 1999 Stock Option and Incentive Award Plan, which was approved by stockholders at the 1998 annual meeting of stockholders. In fiscal 2004 we amended our 1999 Plan, with stockholder approval, to provide for an increase of shares available for awards. As of January 31, 2004, options for 442,400 shares of our Common Stock were outstanding under our 1999 Plan, and another 74,557,600 shares of our Common Stock remained available for future awards under our 1999 Plan. The market value of the Common Stock, as of the close of business on May 6, 2004, was $1.65 per share. Our Board of Directors is proposing that our stockholders approve amendments to our 1999 Plan for a number of reasons, including compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and to permit the Grant by the Company to the new CEO. The amendments to our 1999 Plan, if approved by the stockholders, will be effective on the date of such approval.

         The following is a summary of the principal features of the 1999 Plan, as amended subject to stockholder approval. It does not purport to be complete and is qualified in its entirety by reference to the specific language of the 1999 Plan. Any stockholder who wishes to obtain a copy of the actual 1999 Plan may receive one upon written request to our Secretary at our corporate headquarters, or from the Commission through its website because the 1999 Plan, as proposed to be amended and restated, has been filed as Appendix A to this Proxy Statement. Any capitalized terms used in this summary description that are not defined herein have the meanings assigned to them in the 1999 Plan.

         Our Board of Directors previously adopted the 1995 Stock Option and Incentive Award Plan, which we refer to as the "1995 Plan." As of January 31, 2004, options for 1,295,900 shares were outstanding under the 1995 Plan. The Board of Directors believes the approval and adoption of the amendments to our 1999 Plan is in our and our stockholders' best interest so that we can be assured that a sufficient reserve of shares of Common Stock remain available for issuance under an equity-based plan and so that we can better retain our employees and directors by providing some assistance with their personal planning. The Board of Directors believes that we must be able to continue to utilize equity incentives to attract and retain the services of key individuals essential to our operations. Equity incentives play a significant role in our efforts to remain competitive in the market for talented individuals, and we rely on such incentives as a means to attract and retain highly qualified individuals in the positions vital to us.

Administration of the 1999 Plan

         The 1999 Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee consists of three persons, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code. Subject to the terms of the 1999 Plan, the Compensation Committee has full authority to determine, among other things, the persons to whom awards under the 1999 Plan ("Awards") will be made, the number of shares of Common Stock subject to Awards, and the specific terms and conditions applicable to Awards, including, but not limited to, the duration, vesting and exercise or other realization periods, performance criteria, if any, the circumstances for forfeiture and the form and timing of payment with respect to any Award.

         Performance criteria are predetermined by the Compensation Committee and are based on one or more of the following criteria (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Common Stock price appreciation, and
(viii) implementation or completion of critical projects or processes.

         Where applicable, the performance criteria may be expressed in terms of attaining a specific level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of us, a subsidiary, or a division or strategic business unit of us, or may be applied to our performance relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. Performance criteria may include threshold levels of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance criteria shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Compensation Committee; provided that the Compensation Committee shall have the authority to make equitable adjustments to the performance criteria in recognition of unusual or nonrecurring events affecting us or any subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

         Grants of a variety of Awards, including stock options, stock appreciation rights, restricted stock and restricted stock units may be made under the 1999 Plan to selected employees, independent contractors and our directors and those of our present or future subsidiaries as well as a trust or an entity owned by a trust established by an eligible employee or director, at the discretion of the Compensation Committee. Stock options may be either "incentive stock options," as such term is defined in Section 422 of the Code, or nonqualified stock options. The exercise price of a nonqualified stock option may be at or below the fair market value per share of Common Stock on the date of grant; generally, the exercise price of an incentive stock option may not be less than the fair market value per share of Common Stock on the date of grant. The stock options will become exercisable in accordance with a schedule established at the time of grant. The Compensation Committee will determine each stock option's expiration date; provided that no incentive stock option may be exercised more than ten years after the date of grant. The 1999 Plan provides that the exercise price for stock options granted thereunder may, as determined by the Compensation Committee, be payable in cash, shares of Common Stock, a combination of cash and Common Stock or by such other payment method as the Compensation Committee may prescribe.

         In addition to the foregoing Awards, the Compensation Committee may, in its sole discretion, grant such other forms of stock-based and cash-based Awards as it may determine to be consistent with the purpose of the 1999 Plan.

         The 1999 Plan may, at any time and from time to time, be altered, amended, suspended, or terminated by the Board of Directors, in whole or in part; provided that no amendment that requires stockholder approval in order for the 1999 Plan to continue to comply with Section 162(m) of the Code or any applicable listing requirement shall be effective unless such amendment has been approved by our stockholders. In addition, no amendment may be made that adversely affects any of the rights of a grantee under any Award previously granted, without such grantee's consent.

         If the proposed amendments are approved, in any plan year, no 1999 Plan participant may be granted Awards with respect to more than one-half of the shares of Common Stock reserved for issuance under the 1999 Plan.

         Generally, since Awards under the 1999 Plan are granted at the sole discretion of the Compensation Committee and performance criteria may vary from year to year and participant to participant, benefits under the 1999 Plan are not determinable. However, we intend to make the Grant for the number of shares set forth below.

                                 PLAN BENEFITS

     Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan,
                            as Amended and Restated

                                                     Number of Shares
         Name and Position                           Subject to Option
         -----------------                           -----------------

         Stonebridge Development Limited, a
         corporation formed by a trust
         established by Marcello Bottoli, our
         Chief Executive Officer, for the benefit
         of himself and his family...................    30,000,000


Certain Federal Income Tax Consequences

         The following discussion is a brief summary of certain United States federal income tax consequences under current federal income tax laws relating to an Award under the 1999 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

         Nonqualified Stock Options ("NQSO"). An optionee will not recognize any taxable income upon the grant of an NQSO. We will not be entitled to a tax deduction with respect to the grant of NQSO's. Upon the grant of an NQSO to an entity on behalf of an individual, the U.S. federal tax consequences to the individual and the company will generally be the same as if the NQSO was granted directly to the individual.

         Upon exercise of an NQSO, the excess of the fair market value of the Common Stock on the exercise date over the exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. We will generally be entitled to a tax deduction at that time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

         In the event of a sale or other disposition of Common Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock (which begins upon such exercise) is more than one year.

         Incentive Stock Options ("ISO"). An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and we will not be entitled to a tax deduction with respect to such grant or exercise. An optionee will, however, recognize taxable compensation income, and we will be entitled to a corresponding tax deduction, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company (or certain subsidiaries of the Company) or within three months after termination of employment) or if the optionee engages in a "disqualifying disposition" as described below. The excess of the fair market value, on the date of the exercise of an ISO, of the Common Stock acquired pursuant to and over the exercise price constitutes an item of tax preference for purposes of the federal alternative minimum tax.

         A sale or exchange by an optionee of Common Stock acquired upon the exercise of an ISO more than one year after the transfer of such Common Stock to such optionee and more than two years after the date of grant of the ISO generally will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the Common Stock to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such Common Stock that will have the following results: any excess of (i) the lesser of (a) the fair market value of the Common Stock at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the Common Stock over (ii) the exercise price of such ISO will be taxable as compensation income to the optionee, and we will be entitled to a tax deduction in the amount of such compensation income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by us.

         The affirmative vote of a majority of the shares of our Common Stock and Preferred Stock present in person or by proxy and entitled to vote with respect to Proposal 2 is required to approve Proposal 2. Abstentions are considered present at the meeting and will have the same effect as a vote AGAINST Proposal 2. If your broker holds your shares in its name, the broker will not be entitled to vote your shares on Proposal 2 without an instruction from you. Broker non-votes are not considered entitled to vote on Proposal 2 and will not have any effect on the outcome of the vote on Proposal 2.

         The Board of Directors recommends a vote FOR the proposed amendments to our 1999 stock option and incentive award plan.


PROPOSAL 3.  Approval of Stock Option Grant

         In connection with Mr. Bottoli's recent appointment as our CEO, we have agreed to grant to Stonebridge Development Limited, a British Virgin Islands corporation formed by a trust established by Mr. Bottoli for the benefit of himself and his family, within three days following the Annual Meeting, a non-qualified stock option under our 1999 Plan (which we will refer to as the "Stonebridge Option"). We will hereinafter refer to the Stonebridge entity as the "Grantee."

         Our grant of the Stonebridge Option is subject to the approval by our stockholders of the amendment of our 1999 Plan, as described in Proposal 2, as well as the approval by our stockholders of the Stonebridge Option. We are seeking approval of the Stonebridge Option for purposes of qualifying certain compensation payable under this option as "performance based compensation" within the meaning of Section 162(m) of the Code. This summary is subject to the actual terms of the Stonebridge Option contained in the Stock Option Agreement between the Company and Mr. Bottoli, dated April 19, 2004, which is attached hereto as Appendix B.

         The Stonebridge Option provides the Grantee with the opportunity to purchase an aggregate of 30,000,000 shares of our Common Stock. The market value of the Common Stock, as of the close of business on May 6, 2004, was $1.65 per share. The Stonebridge Option has a ten-year term (subject to earlier termination), is non-transferable, and may be exercised only by the Grantee. The per share exercise price of the shares subject to the Stonebridge Option is $0.35 with respect to one-half of the shares covered by the Stonebridge Option (the "Tier One Shares"), and $0.70 with respect to the remaining half of such shares (the "Tier Two Shares"). The number of shares subject to the Stonebridge Option and the exercise price for the shares are subject to equitable adjustment as provided in our 1999 Plan; provided, that if we issue common equity at a price below $0.52 per share and our prior year's EBITDA (earnings before interest, taxes, depreciation and amortization) exceeded the performance model as agreed to between us and Mr. Bottoli, the Stonebridge Option will be adjusted to compensate for the dilution. The Stonebridge Option will vest with respect to 20% of each of the Tier One Shares and the Tier Two Shares on each of the first five anniversaries of Mr. Bottoli's date of employment with the Company, subject to a 1% increase in our consolidated revenues from: (i) fiscal year 2004 to fiscal year 2005; (ii) fiscal year 2005 to fiscal year 2006; or (iii) fiscal year 2006 to fiscal year 2007. Upon a "change in control" (as defined in the Stonebridge Option), all unvested portions of the Stonebridge Option will become immediately vested.

         Once vested, the Grantee may purchase shares subject to the Stonebridge Option by any one or a combination of the following methods: (i) delivery of cash equivalents or by wire transfer; (ii) delivery of previously acquired shares of our Common Stock; or (iii) a so-called "broker cashless exercise" procedure. In addition, to the extent permissible by applicable law and our 1999 Plan, the Grantee may, in lieu of delivering payment of the exercise price of all or any portion of the Stonebridge Option, elect to receive a cash payment equal to the difference between the fair market value (as defined in the Stonebridge Option) of the shares being purchased and the aggregate exercise price of those shares. We have the right to require Mr. Bottoli or the Grantee to pay to us amounts in cash sufficient to satisfy our withholding obligations with respect to the exercise of the Stonebridge Option prior to the delivery of any shares purchased pursuant to the exercise of the Stonebridge Option. The Grantee may elect to have shares of our Common Stock having a fair market value equal to our withholding obligations withheld from the shares that would otherwise have been delivered to the Grantee pursuant to the exercise of the Stonebridge Option.

         The shares that may be issued pursuant to the exercise of the Stonebridge Option are to be subject to the terms of the Chief Executive Officer Stockholders Agreement, dated as of March 5, 2004. The shares to be subject to the Stonebridge Option are not currently registered, and the Stonebridge Option contains provisions relating to the Grantee's rights, under certain circumstances, to require us to register, under the Securities Act of 1933, as amended (the "Securities Act"), those shares of our Common Stock that are purchased pursuant to the exercise of the Stonebridge Option.

         If Mr. Bottoli resigns from his position as CEO for "good reason" (as defined in the Stonebridge Option), the unvested portion of the Stonebridge Option will be cancelled; provided, however, that if, in the fiscal year immediately preceding his resignation we achieve EBITDA that exceeded the performance model as agreed to between us and Mr. Bottoli, then any unvested portion of the Stonebridge Option shall become fully vested. If Mr. Bottoli's employment with us is terminated for "cause" (as defined in the Stonebridge Option), the Stonebridge Option will automatically terminate and be cancelled in its entirety. If Mr. Bottoli's employment with us is terminated for any reason other than for cause, the vested portion of the Stonebridge Option will remain exercisable for 90 days following the date of termination (or until the expiration of the 10-year term, if sooner). If within one year following a change in control, Mr. Bottoli's employment with us is terminated in a "change in control termination" (as defined in the Stonebridge Option), the Stonebridge Option will remain exercisable for 90 days following the date of termination (or until the expiration of the 10-year option term, if sooner). If Mr. Bottoli's employment with us is terminated other than (i) by his resignation for good reason or (ii) his termination other than for cause, and Mr. Bottoli dies or suffers from a permanent disability within 90 days after termination, then the post-termination exercise period will be extended to one year from the date of disability or death (or until the expiration of the 10-year term, if sooner).

         If Mr. Bottoli is no longer employed as our CEO for any reason, we have the right to repurchase the Stonebridge Option and any shares Mr. Bottoli acquired through the exercise of the Stonebridge Option, as follows: (i) for the 30-day period following the date of termination, the Grantee may exercise any vested portion of the Stonebridge Option on a cashless basis to the extent that the "fair market value" (as defined in the Stonebridge Option) of our Common Stock is greater than the exercise price of such vested portion; (ii) if the Grantee does not exercise the Stonebridge Option as described in clause
(i) and in the event that Mr. Bottoli has been terminated without cause or because of his death of disability, or if Mr. Bottoli has resigned for good reason, the then-outstanding Stonebridge Option may be acquired by us at fair market value; and (iii) in all other circumstances of Mr. Bottoli's termination, the then-outstanding Stonebridge Option may be repurchased at the lower of either the fair market value of the shares purchased by the Grantee pursuant to the exercise of the Stonebridge Option or the exercise price paid by the Grantee for those shares.

         For a brief description of the U.S. federal tax consequences arising from the grant and exercise of the Stonebridge Option, please see Proposal 2, "Approval of Amendment and Restatement of our 1999 Stock Option Plan--Certain Federal Income Tax Consequences."

         The affirmative vote of a majority of the shares of our Common Stock and Preferred Stock present in person or by proxy and entitled to vote with respect to Proposal 3 is required to approve Proposal 3. Abstentions are considered present at the meeting and will have the same effect as a vote AGAINST Proposal 3. If your broker holds your shares in its name, the broker will not be entitled to vote your shares on Proposal 3 without an instruction from you. Broker non-votes are not considered entitled to vote on Proposal 3 and will not have any effect on the outcome of the vote on Proposal 3.

         The Board of Directors recommends a vote FOR the approval of the stock option grant.


PROPOSAL 4.  Approval and Ratification of Appointment of Independent Auditors

         The Board of Directors desires to obtain from the Company's stockholders an indication of their approval or disapproval of the Board's action in appointing KPMG LLP as independent auditors of the Company and its subsidiaries for the Company's fiscal year 2005 (year ending January 31, 2005).

         The Board of Directors reviewed the performance of KPMG LLP in prior years as well as the firm's reputation for integrity and competence in the fields of accounting and auditing. Based on such review, the Board of Directors approved the appointment of KPMG LLP as independent auditors.

         Representatives of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make such statements as they may desire. They will also be available to respond to any questions from stockholders.

Audit and Non-Audit Fees

         The following table sets forth the aggregate fees billed to the Company by KPMG for professional services rendered for the fiscal years ending January 31, 2004 and 2003:

                                                                  Year ended
                                                                 January 31,
                                                              -----------------
                                                                2004      2003
                                                              ------      -----
                                                                 in thousands

         Audit Fees (a)......................................   $1,131   $1,048
         Audit-Related Fees (b)..............................       36       44
                                                                ------   ------

           Subtotal..........................................    1,167    1,092
                                                                ------   ------

         Tax Fees (c)........................................      120      103
         All Other Fees (d)..................................       67       55
                                                                ------   ------

           Total.............................................   $1,354   $1,250
                                                                ======   ======

         ------------
         (a) In addition to fees for the annual audit of the Company's consolidated financial statements, amounts include review of the interim financial statements contained in our Quarterly Reports on Form 10-Q and preparation of statutory reports. In addition, included in this category are fees for services that generally only KPMG LLP reasonably can provide, e.g., statutory audits, consents and assistance with the review of documents filed with the SEC.

         (b) Amounts billed for assurance and related services that are traditionally performed by the independent accountant. More specifically, these services include employee benefit plan audits and consultations concerning financial accounting and reporting standards.

         (c) Amounts billed for services performed by the professional staff in KPMG LLP's tax practice. This includes fees for tax compliance, tax planning, and tax advice. Tax compliance involves preparation of original and amended tax returns and claims for refund and tax payment-planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to foreign dividends, and requests for rulings or technical advice from taxing authorities.

         (d) Amounts billed for consulting services performed by the independent auditors and its affiliates.


Audit Committee Pre-Approval Policies and Procedures

         Each year, the Audit Committee recommends to the Board of Directors the independent auditor's retention to audit the Company's financial statements, subject to ratification by the stockholders at the annual meeting. The Audit Committee evaluates other proposed engagements of the independent auditor, including the scope of the work proposed to be performed, and pre-approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence. The Audit Committee also pre-approves any engagement of an auditing firm other than the independent auditor to perform a statutory audit for any of the Company's subsidiaries.

         The affirmative vote of a majority of the shares of our Common Stock and Preferred Stock present in person or by proxy and entitled to vote with respect to Proposal 4 is required for its approval. In tabulating the vote for Proposal 4, abstentions will have the same effect as a negative vote and broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote.

         The Board of Directors recommends a vote FOR the following resolution, which will be proposed at the meeting:

         "RESOLVED, that the appointment, by the Board of Directors of the Company, of KPMG LLP as the independent auditor of the Company and its subsidiary companies, for the fiscal year 2005, be and hereby is approved and ratified."

         In the event the resolution is defeated, the adverse vote will be considered a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty and cost of making any substitution of auditors, it is contemplated that the appointment for the fiscal year 2005 will be permitted to stand unless the Board finds other good reasons for such a change.

EXECUTIVE OFFICERS

         Executive officers of the Company are elected by and serve at the discretion of the Board of Directors. Set forth below is certain information regarding each named executive officer as of April 30, 2004.

         Marcello Bottoli. Age 42. Mr. Bottoli was appointed Chief Executive Officer in March 2004. Mr. Bottoli, an Italian national, was President and Chief Executive Officer of Louis Vuitton, part of the LVMH group. He began his career with Procter & Gamble, in France and the U.S., and joined the Benckiser Group in 1991, after spending two years with the Boston Consulting Group in Paris and Milan. During his ten-year tenure at Benckiser and, subsequently, Reckitt Benckiser, Mr. Bottoli worked in various positions in Spain, France, the Netherlands and the United Kingdom and became a Management Board member and Executive Vice President of Benckiser as of 1993.

         Luc Van Nevel. Age 57. Mr. Van Nevel's employment with the Company was terminated by mutual agreement between Mr. Van Nevel and the Company from his position as President and Chief Executive Officer in April 2004. Mr. Van Nevel was elected as President of the Company in February 1998 and became Chief Executive Officer and a Director in May 1998. Prior to that time, Mr. Van Nevel held various positions, including Chief Operating Officer (since September 1997) and President of Samsonite Europe N.V. (since 1989). Since 1984, he has held the additional position of Managing Director of Samsonite Europe N.V. He joined Samsonite Europe N.V. in 1975 as Manager, Financial Planning and progressed to the position of Controller before being promoted to President of Samsonite Europe in 1989. Mr. Van Nevel worked in audit positions with Touche Ross & Co. in Europe for five years before joining Samsonite.

         Thomas R. Sandler. Age 57. Mr. Sandler resigned from his position with the Company effective May 14, 2004. Mr. Sandler was appointed President of the Americas division of Samsonite effective March 1998. Prior to that Mr. Sandler was the Chief Financial Officer and Treasurer of Samsonite since May 1, 1995. Prior to joining Samsonite, Mr. Sandler was the managing partner of the Denver office of BDO Seidman, an international public accounting firm, since July 1, 1994. Prior to joining BDO Seidman, Mr. Sandler was an audit and consulting partner in the international public accounting firm of KPMG LLP, specializing in corporate restructurings.

         Richard H. Wiley. Age 47. Mr. Wiley has been Chief Financial Officer, Treasurer and Secretary of Samsonite since March 1998. Prior to that Mr. Wiley was Chief Financial Officer of the Americas division of Samsonite and Assistant Treasurer since May 15, 1995. Prior to joining Samsonite, Mr. Wiley was an audit and consulting senior manager with BDO Seidman, an international public accounting firm, since July 1994. Prior to that, Mr. Wiley was with KPMG LLP since 1982, working in the audit and consulting areas.

         Giuseppe Fremder. Age 51. Mr. Fremder was appointed President of Samsonite SpA, Samsonite's Italian subsidiary, in October 1997. In addition, Mr. Fremder has served as Managing Director of Samsonite SpA and its predecessor, Samsonite Italy Srl., since it was founded in 1984. In 2000, Mr. Fremder was appointed President of Samsonite black label, the world-wide fashion division of Samsonite Corporation.

         Marc Matton. Age 55. Mr. Matton was appointed President and Managing Director of Samsonite Europe in November 2000. Prior to that, Mr. Matton was Vice President Marketing and Sales at Samsonite Europe N.V. since 1995 and additionally, General Manager Softside Division beginning in 1998. From 1991 until 1995, Mr. Matton served as Sales Director for Samsonite Europe.

         L.C. Ross. Age 57. Mr. Ross was appointed Vice President - Legal, General Counsel and Assistant Secretary of the Company in October 2000. Prior to that, from October 1997 until joining Samsonite, Mr. Ross represented private clients in transactions such as mergers, acquisitions, joint ventures and major contracts. From October 1980 to October 1997, Mr. Ross was Vice President, Secretary and General Counsel of Total Petroleum, Inc., the North American oil refining and marketing affiliate of TOTAL, a major oil company based in Paris, France. Prior to October 1980, Mr. Ross served as Vice President, General Counsel and Secretary of Vickers Petroleum Corporation in Wichita, Kansas. Mr. Ross has practiced corporate law since 1974 and is admitted to practice in the state and federal courts in Colorado.

REPORT OF THE AUDIT COMMITTEE

         The Corporate Governance and Nominating Committee has assumed responsibility for determining whether all members of the Audit Committee are "independent," as defined by NASDAQ Marketplace Rule 4200(a)(14) and meet the requirements of NASDAQ Marketplace Rule 4350(d)(2). The Company is in compliance with the NASDAQ rule requiring an entirely independent Audit Committee as of April 30, 2004. Although the Company's Common Stock is no longer traded on NASDAQ, the Company has retained its independent Audit Committee. Furthermore, the Board of Directors has determined that Charles J. Philippin qualifies as an "audit committee financial expert" as defined by the Commission and is an independent director pursuant to the requirements under the Exchange Act.

         The Board of Directors has adopted a written charter setting out the audit-related functions the Audit Committee is to perform, a copy of which is attached as Appendix C to this Proxy Statement.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

         The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

         The Audit Committee has reviewed the Company's audited financial statements and met with both management and KPMG LLP, the Company's independent auditors, to discuss those financial statements prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

         The Audit Committee has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed the independence of KPMG LLP with that firm. The Audit Committee has determined that the provision of non-audit services rendered by KPMG LLP to the Company is compatible with maintaining the independence of KPMG LLP from the Company. The Audit Committee has also discussed with KPMG LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based on these reviews and discussions, we recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2004.

         Information contained in this report shall not be deemed "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any of the Company's filings under the Exchange Act, notwithstanding anything to the contrary set forth in any such filing, except to the extent that the Company specifically incorporates it by reference into such filing.


                             By the Audit Committee of the Board of Directors Charles J. Philippin
                             Johan Tack
                             Richard T. Warner

EXECUTIVE COMPENSATION

         Information contained in the following Compensation Committee Report on Executive Compensation and the Performance Graph shall not be deemed "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any of the Company's filings under the Exchange Act, notwithstanding anything to the contrary set forth in any such filing, except to the extent that the Company specifically incorporates it by reference into such filing.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors of the Company reviews and approves the salaries and bonuses of the executive officers of the Company as well as all grants of options to purchase shares of Common Stock and other equity-based compensation awards.

         Objectives. The Compensation Committee's primary objectives are to retain the best qualified people and to insure that they are properly motivated to have the Company prosper over the long term. In furtherance of the foregoing, the Compensation Committee, in establishing the components and levels of compensation for its executive officers, seeks (i) to enable the Company to attract and retain highly qualified executives and (ii) to provide financial incentives in the form of cash bonuses and equity compensation in order to align the interests of executive officers more closely with those of the stockholders of the Company and to motivate such executives to increase stockholder value by improving corporate performance and profitability.

         Employment Agreements. The Company has entered into employment agreements with certain of its executive officers, including certain of the named executive officers listed in the Summary Compensation Table on page 18. The Compensation Committee has considered the advisability of using employment agreements and has determined that the use of employment agreements is in the best interest of the Company because it facilitates (consistent with the Compensation Committee's overall objectives) the Company's ability to attract and retain the services of the most highly qualified executive officers. Each such employment agreement separately reflects the terms that the Compensation Committee felt were appropriate and/or necessary to retain the services of the particular executive.

         Components of Executive Compensation. There are two components of the Company's executive compensation program:

         o     Cash compensation.

         o     Equity compensation.

         Cash Compensation. Cash compensation is comprised of base salary and annual cash incentive bonuses. Since, as noted above, certain of the named executive officers of the Company were party to employment agreements with the Company effective during the past fiscal year, their respective cash compensation levels were subject to the provisions of such employment agreements. The Compensation Committee subjectively arrived at appropriate base salary compensation levels in the process of negotiating such agreements.

         The Company offers each of its executive officers an opportunity to earn additional cash compensation in the form of annual bonuses that are awarded if the Company attains specified performance goals or if the officer satisfactorily completes certain annual projects approved by the Compensation Committee. The Compensation Committee believes that making a significant portion of executive officer compensation subject to the Company attaining specified performance goals or the successful completion of specified projects motivates the executive officers to increase their individual efforts on behalf of the Company. The Compensation Committee also believes that it is appropriate that the Company's executive officers receive lower compensation when the Company does not attain its specified performance goals and higher compensation when the Company attains such goals.

         Annual bonus amounts for the named executive officers were determined pursuant to terms provided in their respective employment agreements and, as noted above, were conditioned on the Company's attainment of specified performance goals and/or the officer's satisfactory completion of certain annual projects approved by the Compensation Committee.

         Equity Compensation. Equity compensation is comprised of stock options, restricted stock awards, and stock bonus awards. Stock option grants reflect the Compensation Committee's desire to provide a meaningful equity incentive for the executive to have the Company prosper over the long term. The Compensation Committee expects options to continue as a significant component of the executive compensation arrangements of the Company in the future. At January 31, 2004, options to purchase 727,513 shares were held by certain executive officers of the Company, as described elsewhere herein. At January 31, 2004, options to purchase 1,738,300 shares by executives and other employees were outstanding.

         Chief Executive Officer Compensation. In fiscal 2004, the compensation of Mr. Van Nevel was determined pursuant to the Van Nevel Agreement described in "Executive Compensation--Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

                                 By the Compensation Committee of the Board of Directors
                                 Michael M. Lynton
                                 Johan Tack
                                 Reed N. Wilcox

                          Summary Compensation Table

         The following table sets forth the compensation paid or awarded to the CEO of the Company and the other four most highly compensated executive officers of the Company at the end of the fiscal year (collectively, the "Named Executives") for services rendered in all capacities for the last three fiscal years.


                                                                                          Long-Term
                                                                                        Compensation
                                                     Annual Compensation                   Awards
                                            ---------------------------------------   ----------------
                                                                          Other
                                                                          Annual         Securities         All Other
                                                Salary        Bonus     Compensation     Underlying        Compensation
Name/Principal Position               Year(a)     ($)          ($)          ($)         Options/SARs (#)      ($)(e)
-----------------------               -------   -------       ------    ------------    ----------------   -------------

Luc Van Nevel(b).................     2004      599,359   1,011,745(d)       --              --              86,736
   President, Director and            2003      535,989     713,370          --              --              72,229
   Chief Executive Officer            2002      524,366        --            --              --              68,255

Thomas R. Sandler................     2004      350,000     434,540(d)       --              --              15,229
   President, Samsonite - the         2003      350,000     237,773          --              --              13,923
    Americas                          2002      350,000        --            --              --              13,635

Richard H. Wiley.................     2004      300,000      617,195(d)      --              --              18,458
   Chief Financial Officer,           2003      300,000      203,805         --              --              16,771
    Treasurer and Secretary           2002      300,000        --            --              --              15,889

Marc Matton(c)...................     2004      266,882      286,975(d)      --              --              28,116
   President and Managing             2003      207,728      106,980         --              --              23,419
   Director, Samsonite                2002      181,796        --            --              --              19,029
   Europe, N.V.

L.C. Ross........................     2004      192,090       79,934         --              --              14,900
   Vice President, Legal and          2003      181,800      133,446         --              --               9,560
   General Counsel                    2002      179,167       40,010         --              --               7,056

______________________
(a)     Fiscal year ending January 31.

(b)     Mr. Van Nevel's employment with the Company as CEO was terminated by mutual agreement between Mr. Van Nevel and the Company as of April 15, 2004. The Company anticipates that Mr. Van Nevel will continue his relationship with Samsonite as an advisor to the Board of Directors until June 30, 2004. A portion of Mr.
        Van Nevel's cash compensation was paid in euros during fiscal 2004, 2003 and 2002. His salary, bonuses, and all other compensation amounts, to the extent denominated in euros, have been translated to U.S. dollars at rates of 1.136, 0.946 and 0.894 U.S. dollars to the euro for the years ended January 31, 2004, 2003 and
        2002, respectively.

(c)     In fiscal 2004, 2003 and 2002, Mr. Matton's base salary was paid in euros and has been translated to U.S.
        dollars at rates of 1.136, 0.946 and 0.894 U.S. dollars to the euro.

(d)     Includes a non-recurring bonus amount awarded in connection with the Company's fiscal 2003 performance and the July 31, 2003 recapitalization of the Company.

(e)     Represents the following amounts paid by the Company for the benefit of each of the Named Executives:



                                                           Company          Life insurance
                                                       contribution to        and medical
   Name                                   Year(i)        401(k) Plan       insurance premium
   ----                                   -------        -----------       -----------------

   Mr. Van Nevel(ii)...................     2004             $   --              $    --
   Mr. Sandler.........................     2004               6,000               9,229
   Mr. Wiley...........................     2004               6,000              12,458
   Mr. Matton(ii)......................     2004                  --                  --
   Mr. Ross............................     2004               6,019               8,881

   ______________________
   (i)    Fiscal year ending January 31.

   (ii)   Mr. Van Nevel and Mr. Matton participate in an employee benefit arrangement available to employees of the Company located in Belgium, which combines retirement and life insurance benefits based on salary. An amount is contributed by the Company on behalf of such employees in order to purchase insurance contracts that contain both a life insurance and retirement pension provision.
          In fiscal 2004, $126,405 and $28,116 were contributed on behalf of Mr. Van Nevel and Mr. Matton, respectively.



         There were no grants of stock options during fiscal 2004 to the Named Executives. The following table discloses, for the CEO and the Named Executives, information regarding stock options that were held at January 31, 2004.


                          Aggregated Option/SAR Exercises in Last Fiscal Year
                                 and Fiscal Year End Option/SAR Values

                                                          Number of Securities           Value of Unexercised
                                                       Underlying Options/SARs at      in-the-money Options/SARs
                      Shares Acquired      Value          Fiscal Year-End (#)           at Fiscal Year End ($)
Name                  on Exercise (#)    Realized $   Exercisable / Unexercisable    Exercisable/Unexercisable(a)
----                  ----------------   ----------   ---------------------------    ----------------------------

Mr. Van Nevel               --              --              124,000/136,000                      --/--
Mr. Sandler                 --              --               68,250/86,750                       --/--
Mr. Wiley                   --              --               80,011/87,750                       --/--
Mr. Matton                  --              --               39,757/55,700                       --/--
Mr. Ross                    --              --                7,400/4,700                        --/--

______________________

(a) Total value of options based on fair market value of Common Stock of $0.62 as of January 31, 2004. There were no awards under long-term incentive plans to the CEO or to any Named Executive in fiscal 2004.


                              Pension Plan Table

         The U.S. executives are participants in the Samsonite Employee Retirement Income Plan (the "Samsonite Pension Plan") and certain of the executives participate in the Supplementary Executive Retirement Plan (the "SERP"). The Samsonite Pension Plan is a qualified defined benefit plan which provides benefits to the participants retiring at normal retirement age calculated based on years of service and average compensation (as defined by the pension plan), net of offsets for Social Security benefits. The SERP, which is a nonqualified unfunded plan, was adopted on December 1, 1995 and provides to eligible executives retirement benefits on compensation and benefits in excess of Internal Revenue Code maximums for qualified plans.

         The following table shows the estimated hypothetical annual benefits payable pursuant to the Samsonite Pension Plan and the SERP to persons retiring at their normal retirement age in specified eligible compensation and years of service classifications.


                                                                   Years of Service
                                  -----------------------------------------------------------------------------------
Remuneration                                 15              20                25               30                35
------------                      --------------    ------------     -------------    -------------    --------------

$125,000                                 23,308          31,078            38,847           46,616            54,921
  150,000                                28,933          38,578            48,222           57,866            68,046
  175,000                                34,558          46,078            57,597           69,116            81,171
  200,000                                40,183          53,578            66,972           80,366            94,296
  225,000                                45,808          61,078            76,347           91,616           107,421
  250,000                                51,433          68,578            85,722          102,866           120,546
  300,000                                62,683          83,578           104,472          125,366           146,796
  400,000                                73,933          98,578           123,222          147,866           173,046
  450,000                                73,933          98,578           123,222          147,866           173,046
  500,000                                73,933          98,578           123,222          147,866           173,046
  550,000                                73,933          98,578           123,222          147,866           173,046
  600,000                                73,933          98,578           123,222          147,866           173,046


         Compensation covered by the above Plans is total cash compensation paid, including any amount contributed under a Section 401(k) plan. The benefits shown above are payable on a life annuity basis and are not subject to any offset amounts.

         Mr. Sandler and Mr. Wiley have each accrued eight years of service credit under the Samsonite Pension Plan and the SERP.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Marcello Bottoli. The Company entered into an Employment Agreement with Mr. Bottoli, effective as of March 2, 2004 (the "Bottoli Agreement"), which shall continue for an indefinite period, provided that the agreement shall terminate immediately upon either Mr. Bottoli's death or disability or upon the Board's good faith determination that Mr. Bottoli should be terminated for Cause (as defined in the Bottoli Agreement), and the agreement shall terminate upon 45 days prior written notice of either Mr. Bottoli's resignation or the Board's good faith determination that Mr. Bottoli should be terminated without Cause. Under the Bottoli Agreement, Mr. Bottoli is obligated to devote full time to the affairs of the Company and its subsidiaries, except that he may spend up to seven days per year on activities related to service on the board of directors of Ratti S.p.A., an Italian company. The Bottoli Agreement provides for an annual base salary of
(euro)300,000, which shall be subject to annual review by the Board. Mr. Bottoli is also eligible to receive an annual bonus of up to (euro)600,000 based on the Board's assessment of Mr. Bottoli's performance as measured against performance targets to be agreed upon between the Board and Mr. Bottoli on an annual basis. The Bottoli Agreement provides for participation of Mr. Bottoli in all Company pension, welfare, savings and other benefit plans on the same basis as other senior executive employees of the Company, provided that for the purpose of calculating his pension benefits, Mr. Bottoli shall be deemed to have base salary equal to one and one-third times his base salary. The Bottoli Agreement provides that upon Mr. Bottoli's termination by the Company without Cause (other than as a result of his disability), the Company is required to pay Mr. Bottoli severance compensation in an amount equal to 24 months of his base salary and 18 months of his bonus, in each case calculated as the average of Mr. Bottoli's base salary and bonus during the previous three-year period. In the event of any termination, the Company is obligated to pay Mr. Bottoli (or his estate, as applicable) any bonus amounts to which Mr. Bottoli is entitled. The Bottoli Agreement provides that during Mr. Bottoli's employment with the Company and for a period of one year thereafter (the "Non-compete Period"), he shall not engage in any business activity that is in competition with any of the businesses engaged in by the Company or its subsidiaries or in which the Company or its subsidiaries have made preparations to engage, in any of the geographic areas in which the Company or its subsidiaries has conducted business during the one year preceding or the one year following the termination of employment. In addition, during the Non-compete Period, Mr. Bottoli shall not in any way interfere with the relationship between the Company or its subsidiaries and any employee or material customer, supplier or other business relation, or hire any person known to him to have been an employee of the Company or its subsidiaries during the twelve months prior to termination. Unless Mr. Bottoli's employment is terminated for Cause, the Company is obligated to pay Mr. Bottoli a non-compete payment, in addition to any other termination payments, which will cease on the earlier of the Company's written election to Mr. Bottoli terminating his non-compete obligations, Mr. Bottoli's acceptance of alternative employment with compensation equal or greater than his prior year's base salary (which does not violate his non-compete obligations), or the end of the Non-compete Period. If Mr. Bottoli is terminated without Cause, the non-compete payment, to be paid monthly, shall be equal to a pro rata portion of his annual salary, calculated as the average of his salary during the previous three-year period. If Mr. Bottoli resigns (with or without Good Reason, as defined in the Bottoli Agreement), the non-compete payment, paid monthly, shall be equal to a pro rata portion of his annual salary, calculated as the average of his salary during the previous three-year period, plus (provided that Mr. Bottoli still owns any shares of Preferred Stock or Common Stock) the greater of his average bonus during the previous 3 year period or 50% of his allocated bonus.

         On March 3, 2004, Samsonite Europe and Mr. Bottoli also entered into a Consulting Agreement (the "Consulting Agreement") as well as a letter of understanding regarding the Consulting Agreement (the "Letter of Understanding"). Under the Consulting Agreement, Mr. Bottoli is required to provide consulting services to Samsonite Europe and certain of its affiliated companies in exchange for an annual consulting fee of (euro)100,000. While the Consulting Agreement provides that such agreement may be terminated by Samsonite Europe or Mr. Bottoli upon 45 days prior written notice to the other party, the Letter of Understanding provides that, notwithstanding the terms of the Consulting Agreement, the Company shall cause Samsonite Europe not to terminate the Consulting Agreement unless and until the Bottoli Agreement is terminated. The Letter of Understanding further provides that if the Bottoli Agreement is terminated, the Consulting Agreement shall be terminated at the same time, provided that, notwithstanding such termination, the Company is required to continue to pay Mr. Bottoli the consulting fee on a monthly basis, until the earlier of the Company's written election to Mr. Bottoli terminating his non-compete obligations, Mr. Bottoli's acceptance of alternative employment with compensation equal to or greater than his prior year's base salary (which does not violate his non-compete obligations), or the end of the Non-compete Period (as set forth in the Bottoli Agreement).

         Assuming the approval of Proposal 2, "Approval of Amendment and Restatement of our 1999 Stock Option Plan" and Proposal 3, "Approval of Stock Option Grant," we have agreed to grant to Stonebridge Development Limited, a British Virgin Islands corporation formed by a trust established by Mr. Bottoli for the benefit of himself and his family, within three days following the Annual Meeting, a non-qualified stock option under our 1999 Plan to purchase 30,000,000 shares of the Company's Common Stock. For a description of the terms and conditions of the stock option granted to Mr. Bottoli, please see Proposal 3, "Approval of Stock Option Grant."

         Luc Van Nevel. The Company and Mr. Van Nevel entered into a Separation Agreement and General Release, dated as of March 3, 2004 (the "Van Nevel Separation Agreement"), under which any existing employment agreements between Mr. Van Nevel and the Company or its subsidiaries, including the Executive Management Agreement between the Company and Mr. Van Nevel, effective as of February 1, 2002 (the "Management Agreement"), terminated and Mr. Van Nevel ceased to be employed by the Company as of April 15, 2004 (the "Termination Date"). Mr. Van Nevel is required, however, to provide advisory services to the Company and its subsidiaries through June 30, 2004. In addition, Mr. Van Nevel resigned from all boards of directors and offices of the Company's subsidiaries, effective as of the Termination Date, except for his resignations from the boards of Samsonite Europe, Samsonite S.A. and Samsonite S.p.A., which will become effective as of June 30, 2004. The Van Nevel Separation Agreement provides that the Company will pay Mr. Van Nevel an amount equal to $500,000 in satisfaction of the severance obligations under the Management Agreement, and $311,745 representing an agreed upon bonus for the Company's fiscal year 2004. Notwithstanding Van Nevel's termination of employment, subject to Mr. Van Nevel's release of claims against the Company, the Company is required to pay, or cause to be paid, the following: (1) compensation of $20,000 per month to Mr. Van Nevel for advisory services to the Company from April 15, 2004 though June 30, 2004; (2) fees of (euro)14,870 per month to Mr. Van Nevel for advisory services to Samsonite Europe from April 15, 2004 through June 30, 2004; (3) fees of (euro)7,956 per month to Mr. Van Nevel for advisory services to Samsonite S.p.A. from April 15, 2004 through June 30, 2004; (4) contributions of (euro)9,275 per month for Mr. Van Nevel's pension, life and disability insurance from April 15, 2004 through June 30, 2004; and (5) lease payments of (euro)1,733 per month on Mr. Van Nevel's automobile through the latter of June 30, 2004 or the date which Mr. Van Nevel ceases to provide advisory services requested by the Company. Under the Van Nevel Separation Agreement, Mr. Van Nevel released the Company and its subsidiaries and affiliates from all claims relating to his employment with the Company or its subsidiaries or the termination thereof and all claims under the Management Agreement, but such release does not affect Mr. Van Nevel's rights under any of the stock option agreements between Mr. Van Nevel and the Company dated as of July 15, 1998, March 24, 1999, November 12, 1999 or February 8, 2000 (the "Stock Option Agreements") or under the Executive Stockholders Agreement. Under the Van Nevel Separation Agreement, the Company also released Mr. Van Nevel from all claims against Mr. Van Nevel, except with respect to claims involving fraud, embezzlement or criminal misconduct, any confidentiality obligations under the Management Agreement and any obligations set forth in the Stock Option Agreements and the Executive Stockholders Agreement.

         On April 15, 2004, Samsonite Europe sent a termination letter to Mr. Van Nevel, terminating all consulting relationships between Mr. Van Nevel and Samsonite Europe, including the Amended and Restated Consulting Agreement between Mr. Van Nevel and Samsonite Europe dated as of February 1, 1998. In conjunction with such termination letter, on April 15, 2004, Samsonite Europe and Mr. Van Nevel entered into a General Release Agreement (the "Samsonite Europe/Van Nevel Release"). The Samsonite Europe/Van Nevel Release requires Samsonite Europe to pay, or cause to be paid, a total of (euro)725,000 ((euro)407,601 to Mr. Van Nevel, and (euro)317,399 to the Samsonite Group Insurance Plan for the benefit of Mr. Van Nevel). Under the Samsonite Europe/Van Nevel Release, Mr. Van Nevel released Samsonite Europe and the Company and each of their subsidiaries and affiliates from all claims relating to his consulting relationship with Samsonite Europe, the Company and each of their subsidiaries and affiliates, but such release does not affect Mr. Van Nevel's rights under any of the Stock Option Agreements. Under the Van Nevel/Samsonite Europe Release, Samsonite Europe also released Mr. Van Nevel from all claims against Mr. Van Nevel, except with respect to claims involving fraud, embezzlement or criminal misconduct, any confidentiality obligations under the Management Agreement and any obligations set forth in the Stock Option Agreements and the Executive Stockholders Agreement.

         The Company entered into an Executive Management Agreement, effective February 1, 2002 (the "Van Nevel Agreement") with Mr. Van Nevel for successive one-year periods ending on January 31, 2003 and each year thereafter, provided that the agreement would have automatically terminated on February 1, 2007 without notice or further action by Mr. Van Nevel or the Company. Under the Van Nevel Agreement, Mr. Van Nevel was obligated to devote full time to the affairs of the Company, except to the extent that he was required to provide services to Samsonite Europe N.V. ("Samsonite Europe") and its subsidiaries pursuant to the Consulting Agreement (described below). The Van Nevel Agreement provided for an annual base salary of $325,000. The Van Nevel Agreement provided that the Board could increase the base salary payable to Mr. Van Nevel. Mr. Van Nevel was entitled to receive an incentive bonus of up to $787,500 if the Company attained certain annual performance goals and Mr. Van Nevel completed certain annual projects prescribed by the Board. The Van Nevel Agreement provided that upon termination by the Company without Cause or by Mr. Van Nevel for Good Reason (each as defined in the Van Nevel Agreement), the Company would be required to pay Mr. Van Nevel severance compensation of $500,000. In the event of termination, the incentive bonus was eligible to be paid if Mr. Van Nevel was employed through the end of the fiscal year in which the prescribed performance goals and annual projects were to be achieved. The Van Nevel Agreement provided that during Mr. Van Nevel's employment with the Company and for a period of one year thereafter (unless such employment was terminated by the Company without Cause or by the Executive with Good Reason), he could not engage in any business activity that was in substantial competition with any of the businesses engaged in by the Company in any of the geographic areas in which business was conducted by the Company during the twelve months preceding the termination of employment.

         On February 1, 1998, Samsonite Europe entered into an Amended and Restated Consulting Agreement (the "Consulting Agreement") with Mr. Van Nevel, which amended and restated a consulting agreement effective January 1, 1990 and previously amended and restated as of January 1, 1992. Under the Consulting Agreement, Mr. Van Nevel was required to provide consulting services to Samsonite Europe and certain of its subsidiaries. The Consulting Agreement provided for an annual consulting fee of (euro)223,104 ($280,643 U.S. dollars at January 31, 2004). The Consulting Agreement permitted Samsonite Europe to terminate the Consulting Agreement with prior written notice. The notice period was based on a formula which took into consideration, among other things, Mr. Van Nevel's age and length of service at the time the notice was given. If Samsonite Europe failed to give the required notice, the Consulting Agreement provided for the payment of liquidated damages equal to the aggregate consulting fee to which Mr. Van Nevel would have been entitled had the notice period been fully observed. Under certain circumstances, the termination of the Van Nevel Agreement would have been deemed to be a termination of the Consulting Agreement by Samsonite Europe.

         During his employment with the Company, Mr. Van Nevel was awarded various options to purchase an aggregate of 140,000 shares of the Company's Common Stock. In connection with Mr. Van Nevel's termination of employment, all then unvested options to purchase shares of the Company's Common Stock held by Mr. Van Nevel vested on the Termination Date. The exercise price for these vested options range in price from $5.00 to $9.375 per share. Unless Mr. Van Nevel exercises these options prior to July 15, 2004, all of his then unexercised options will terminate on such date.

         Thomas R. Sandler. Mr. Sandler resigned from his position with the Company effective May 14, 2004. The Company entered into an employment agreement with Mr. Sandler effective as of June 15, 2001 (the "Sandler Agreement") for a term beginning on February 1, 2001 and continuing for successive one-year periods ending on January 31, 2002 and January 31 of each year thereafter; provided that the term shall end on the last day of a contract year if the Company gives Mr. Sandler written notice of its intention not to extend the agreement not less than six months prior to the end of a contract year. The Sandler Agreement provides for an annual salary of $350,000. Mr. Sandler is also entitled to receive an incentive bonus of up to 75% of annual base salary ($262,500 at February 1, 2004) if the Company attains certain annual performance goals and Mr. Sandler completes certain annual projects prescribed by the Board. The Sandler Agreement provides that the Board may increase the base salary payable to Mr. Sandler. The Sandler Agreement provides for participation of Mr. Sandler in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other Company executive officers in the United States. The Sandler Agreement provides that if the Company terminates Mr. Sandler's employment without Cause, or if Mr. Sandler terminates his employment for Good Reason (each as defined in the Sandler Agreement), then (1) the Company will be required to pay Mr. Sandler a sum equal to eighteen months of base salary; provided that in the event the Company has provided a timely notice of non-renewal, the amount of base salary paid between the date of the notice and the date of termination will be subtracted from the eighteen months of base salary and (2) until Mr. Sandler becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Sandler to continue to participate, for the number of months remaining in the term of the Sandler Agreement, in all Company medical and welfare benefit plans, provided such participation is permissible under the general terms and provisions of those plans. Mr. Sandler is eligible to receive the incentive bonus for any contract year only if he is employed through the end of the year. The Sandler Agreement provides that during Mr. Sandler's employment with the Company and for a period of one year thereafter, Mr. Sandler will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment.

         On October 29, 1996, Mr. Sandler was granted options under the Company's 1995 Plan to purchase 14,132 shares of the Company's Common Stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a six-year term. One third of the options vest and become exercisable beginning on January 31, 1997 and an additional one-third vest and become exercisable on January 31, 1998 and January 31, 1999. Under the agreement, if a Change in Control Event (as defined in the agreement) occurs, the options vest and become exercisable on the one-year anniversary of the Change in Control Event, provided that Mr. Sandler remains employed through such date. In addition, if Mr. Sandler's employment is terminated by the Company without Cause or by Mr. Sandler for Good Reason (each as defined in the agreement), all unvested options vest and become exercisable. On July 15, 1998, pursuant to the terms of the 1999 Plan, Mr. Sandler was awarded options to purchase 20,000 shares of Common Stock at a price of $9.375 per share, the market value at the date of grant. The options, which were granted out of shares reserved for the Company's 1995 Plan, have a ten-year term. Twenty percent of the options vest and become exercisable on the date of grant and an additional 20% vest and become exercisable on the first, second, third and fourth anniversaries of the date of grant. The options granted on July 15, 1998 vest and become fully exercisable upon a Change in Control, as defined in the option agreement. On March 24, 1999, Mr. Sandler was awarded options to purchase 20,000 shares of Common Stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Twenty percent of the options vest and were exercisable on April 30, 2000 and an additional 20% vested and became exercisable on each April 30, 2001, 2002, 2003 and 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Sandler's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then all options granted under this or any prior option agreement, which could pursuant to the terms of such options could vest at the time of a Change of Control termination, will automatically vest. On February 8, 2000, Mr. Sandler was awarded options to purchase 10,000 shares of Common Stock at a price of $5.75 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Twenty percent of the options vest and became exercisable on each April 30, 2001, 2002, 2003, and 2004 and an additional 20% vest and become exercisable on April 30, 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Sandler's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then all options granted under this or any prior option agreement, which pursuant to the terms of such options could vest at the time of a Change of Control termination, will automatically vest.

         On November 12, 1999, pursuant to the 1995 Plan, Mr. Sandler was awarded options to purchase 105,000 shares of Common Stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined by the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 26,250 options to purchase shares of our Common Stock vested and are currently exercisable. The remaining 78,750 options to purchase shares of our Common Stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following the fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined by the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Sandler remains continuously employed by the Company through that date.

         Effective as of May 15, 1996, the Company entered into an agreement with Mr. Sandler (the "Sandler Share Bonus Agreement") that provides for a stock bonus of 38,889 shares of Common Stock (the "Bonus Shares"). The Bonus Shares vest and are payable if Mr. Sandler remains continually employed by the Company through the earlier of the third anniversary of the date of the Sandler Share Bonus Agreement and the first anniversary of a Change of Control Event (as defined in the Sandler Share Bonus Agreement); provided that if Mr. Sandler's employment is terminated prior to such date (i) by reason of death,
(ii) by the Company other than for Cause or Disability (each as defined in the Sandler Share Bonus Agreement), or (iii) by the executive for Good Reason (as defined in the Sandler Share Bonus Agreement), then notwithstanding such termination of employment, such Bonus Shares shall be payable not later than 30 days following such termination. The Sandler Share Bonus Agreement also provides that if a Change of Control Event (as defined in the Sandler Share Bonus Agreement) occurs, all options to purchase Common Stock granted to Mr. Sandler prior to May 15, 1996 vest and become exercisable on the first anniversary of the date on which such event occurs (to the extent such options shall not have otherwise vested as of such first anniversary date), so long as Mr. Sandler remains continually employed by the Company through such first anniversary date. In connection with the completion of the 1998 recapitalization, the Sandler Share Bonus Agreement awarding the Bonus Shares was amended to permit the tender of the Bonus Shares to the Company. As a result, the Company purchased for $40.00 per share 20,026 of the Bonus Shares from Mr. Sandler, representing the same percentage of shares accepted in the 1998 recapitalization from other stockholders. The remainder of the Bonus Shares vested May 15, 1999.

         Richard H. Wiley. The Company entered into an employment agreement with Mr. Wiley effective as of February 1, 2001 (the "Wiley Agreement") for successive one-year periods ending on January 31, 2002 and for each year thereafter; provided that the term shall end on the last day of a contract year if the Company gives Mr. Wiley written notice of its intention not to extend the agreement not less than six months from the end of a contract year. The Wiley Agreement provides for an annual base salary of $300,000. The Wiley Agreement provides that the Board may increase the base salary payable to Mr. Wiley. Mr. Wiley is also entitled to receive an incentive bonus of up to 75% of annual base salary ($225,000 at February 1, 2004) if the Company attains certain annual performance goals and Mr. Wiley completes certain annual projects prescribed by the Board. The Wiley Agreement provides for participation of Mr. Wiley in all Company pension, welfare, savings, and other benefit and insurance plans on the same basis as other executive officers of the Company in the United States. The Wiley Agreement provides that if the Company terminates Mr. Wiley's employment without Cause, or if Mr. Wiley terminates his employment for Good Reason (each as defined in the Wiley Agreement), then (1) the Company will be required to pay Mr. Wiley a sum equal to eighteen months of base salary; provided that in the event the Company has provided a timely notice of non-renewal, the amount of base salary paid between the date of the notice and the date of termination will be subtracted from the eighteen months of base salary and (2) until Mr. Wiley becomes eligible for coverage under another employer's benefit plans, the Company will allow Mr. Wiley to continue to participate, for the number of months remaining in the term of the Wiley Agreement, in all Company health and welfare benefit plans, provided such participation is permissible under the general terms and provisions of those plans. Mr. Wiley is eligible to receive the incentive bonus for any contract year only if he is employed through the end of the year. The Wiley Agreement provides that during Mr. Wiley's employment with the Company and for a period of one year thereafter, Mr. Wiley will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Company, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses have been conducted by the Company during the last twelve months of his employment.

         On October 29, 1996, Mr. Wiley was granted options under the Company's 1995 Plan to purchase 7,029 shares of the Company's Common Stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a ten-year term. Twenty percent of the options vested and became exercisable on the first anniversary of the date of the grant and an additional twenty percent vested and became exercisable on the second, third, fourth and fifth anniversaries of the date of grant. The options granted on October 29, 1996 vest and become exercisable upon a Change of Control, as defined in the option agreement. On February 1, 1997, Mr. Wiley was granted options under the Company's 1995 Plan to purchase 5,732 shares of the Company's Common Stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a ten-year term. Twenty percent of the options vested and became exercisable on the first anniversary of the date of the grant and an additional 20% vested and became exercisable on the second, third, fourth and fifth anniversaries of the date of grant. The options granted on February 1, 1997 vest and become exercisable upon a Change of Control, as defined in the option agreement. On July 15, 1998, pursuant to the terms of the 1999 Plan, Mr. Wiley was awarded options to purchase 15,000 shares of Common Stock at a price of $9.375 per share, the market value at the date of grant. The options, which were granted out of shares reserved for the Company's 1995 Plan, have a ten-year term. Twenty percent of the options vested and became exercisable on the date of grant and an additional 20% vested and became exercisable on the first, second, third and fourth anniversaries of the date of grant. The options granted on July 15, 1998 vest and become exercisable upon a Change in Control, as defined in the option agreement. On March 24, 1999, Mr. Wiley was awarded options to purchase 25,000 shares of Common Stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Twenty percent of the options vest and become exercisable on April 30, 2000 and an additional 20% vested and became exercisable on each April 30, 2001, 2002, 2003 and 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Wiley's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then all options granted under this or any prior option agreement, which could pursuant to the terms of such options could vest at the time of a Change of Control termination, will automatically vest. On February 8, 2000, Mr. Wiley was awarded options to purchase 10,000 shares of Common Stock at a price of $5.75 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Twenty percent of the options vested and became exercisable on each April 30, 2001, 2002, 2003 and 2004 and an additional 20% vest and become exercisable on April 30, 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Wiley's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then all options granted under this or any prior option agreement, which pursuant to the terms of such options could vest at the time of a Change of Control termination, will automatically vest.

         On November 12, 1999, pursuant to the 1995 Plan, Mr. Wiley was awarded options to purchase 105,000 shares of Common Stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined by the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 26,250 options to purchase shares of our Common Stock vested and are currently exercisable. The remaining 78,750 options to purchase shares of our Common Stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following the fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined by the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Wiley remains continuously employed by the Company through that date.

         Marc Matton. Samsonite Europe entered in an Employment Agreement with Mr. Matton, effective as of October 1, 2000 (the "Matton Agreement"). Under the Matton Agreement, Mr. Matton is obligated to devote full time to the performance of services for Samsonite Europe. The Matton Agreement provides for an annual base salary of (euro)200,000. The Matton Agreement provides that the Board of Samsonite Europe may increase the base salary payable to Mr. Matton. Mr. Matton is also entitled receive an annual incentive bonus in an amount up to 75% of annual base salary if Samsonite Europe attains certain annual performance goals and Mr. Matton completes certain annual projects prescribed by the Board of Samsonite Europe. The Matton Agreement provides for participation of Mr. Matton in Samsonite Europe's pension plan in Belgium and other benefit arrangements, including Medical Care; the Car Policy; Stock Option Agreements and Travel Insurance Policies. The Matton Agreement provides that if Samsonite Europe terminates Mr. Matton's employment without Cause, or if Mr. Matton terminates his employment for Good Reason (each as defined in the Matton Agreement), then Samsonite Europe will be required to pay Mr. Matton the amount of indemnity due under the "Claeys-formule" used by Belgian Labour Courts, for which purpose Mr. Matton's seniority will be counted from his first working day at the Company, June 1, 1974. The Matton Agreement provides that during Mr. Matton's employment with Samsonite Europe and for a period of one year thereafter (unless such employment is terminated by Samsonite Europe without Cause or by Mr. Matton with Good Reason), Mr. Matton will not, directly or indirectly, without the prior written consent of Samsonite Europe, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by Samsonite Europe on any of the geographic areas in which such businesses have been conducted by Samsonite Europe during the last twelve months of his employment. The Matton Agreement expires on February 12, 2009.

         On October 29, 1996, Mr. Matton was granted options under the Company's 1995 Plan to purchase 5,457 shares of the Company's Common Stock at a price of $10.00 per share (as adjusted for the 1998 recapitalization). The options have a ten-year term. Twenty percent of the options vested and became exercisable on the first anniversary of the date of the grant and an additional twenty percent vested and became exercisable on the second, third, fourth and fifth anniversaries of the date of grant. The options granted on October 29, 1996 vest and become exercisable upon a Change of Control, as defined in the option agreement. On July 15, 1998, pursuant to the terms of the 1999 Plan, Mr. Matton was awarded options to purchase 8,000 shares of Common Stock at a price of $9.375 per share, the market value at the date of grant. The options, which were granted out of shares reserved for the Company's 1995 Plan, have a ten-year term. Twenty percent of the options vested and became exercisable on the date of grant and an additional 20% vested and became exercisable on the first, second, third and fourth anniversaries of the date of grant. The options granted on July 15, 1998 vest and become exercisable upon a Change in Control, as defined in the option agreement. On March 24, 1999, Mr. Matton was awarded options to purchase 8,000 shares of Common Stock at a price of $5.00 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Twenty percent of the options vested and became exercisable on April 30, 2000 and an additional 20% vested and became exercisable on each April 30, 2001, 2002, 2003 and 2004. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Matton's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then all options granted under this or any prior option agreement, which pursuant to the terms of such options could vest at the time of a Change of Control termination, will automatically vest. On February 8, 2000, Mr. Matton was awarded options to purchase 4,000 shares of Common Stock at a price of $5.75 per share, the market value at the date of grant. The options, which were granted out of shares reserved for our 1995 Plan, have a ten-year term. Twenty percent of the options became exercisable on each April 30, of 2001, 2002, 2003 and 2004 and an additional 20% vest and become exercisable on April 30, 2005. Under this agreement, if a Change of Control Event (as defined in the agreement) occurs, and Mr. Matton's employment with the Company is terminated within one year from the Change of Control for any reason other than cause, then all options granted under this or any prior option agreement, which pursuant to the terms of such options could vest at the time of a Change of Control termination, will automatically vest.

         On November 12, 1999, pursuant to the 1995 Plan, Mr. Matton was awarded options to purchase 70,000 shares of Common Stock at a price of $6.00 per share, the market value at the date of grant. The options have a ten-year term. Subject to meeting certain performance targets measured by the Company's Adjusted EBITDA (as defined by the option agreement) for the fiscal year ended on the January 31 immediately preceding each vesting date, 25% of the options vest and become exercisable on April 30, 2000 and an additional 25% become exercisable on each April 30, 2001, 2002 and 2003. Since the Company met this performance target for the fiscal year ended January 31, 2000, 17,500 options to purchase shares of our Common Stock vested and are currently exercisable. The remaining 52,500 options to purchase shares of our Common Stock have not vested and are not currently exercisable because the Company failed to meet the performance target each year following the fiscal year ended January 31, 2000. Options that do not vest on a vesting date because the Company did not meet its performance target may vest on the next vesting date if the Company meets its performance target for the next succeeding year. Notwithstanding these vesting provisions, the Company is deemed to have attained the performance targets for each year after a Change of Control Event (as defined by the option agreement) occurs. Notwithstanding these vesting provisions, all options will vest on the ninth anniversary of the date of the grant if Mr. Wiley remains continuously employed by the Company through that date.

1995 Stock Option and Incentive Award Plan (the "1995 Plan")

         The Company has reserved 2,550,000 shares of Common Stock for issuance under the 1995 Plan. The 1995 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards or other forms of awards consistent with the purposes of the plan. Incentive stock options must be issued at exercise prices no less than the fair market value of the Common Stock at the date of the grant. Nonqualified options may be granted at exercise prices at or below the market value, but not at less than 50% of the market value of the Common Stock at the date of the grant. Options granted under the 1995 Plan will vest over a period of not more than ten years as determined by the Compensation Committee. At January 31, 2004, options for 1,295,900 shares were outstanding to various executive officers and other employees out of shares reserved for the 1995 Plan at option exercise prices ranging from $5.00 to $10.00 per share.

FY 1999 Stock Option and Incentive Award Plan (the "1999 Plan")

         The Company has reserved 75,000,000 shares of our Common Stock for issuance under the 1999 Plan. The 1999 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units. The 1999 Plan is administered by the Compensation Committee which has full authority to determine, among other things, the persons to whom awards under the 1999 Plan will be made, the number of shares of Common Stock subject to the awards, and the specific terms and conditions applicable to awards. Stock options granted under the 1999 Plan will have an exercise period of not more than ten years. At January 31, 2004, options for 442,400 shares were outstanding to various executive officers and other employees out of shares reserved for the 1999 Plan at option prices ranging from $2.75 to $5.75 per share.

Compensation Committee Interlocks and Insider Participation

         No current or former officer of the Company served as a member of the Compensation Committee.


PERFORMANCE GRAPH

         The performance graph below compares the cumulative total return to stockholders from January 31, 1999 through January 31, 2004, for a holder of Common Stock against the cumulative total return of the Standard & Poor's Midcap 400 Index ("S&P Midcap 400") and a group of peer companies over the same period (the "Peer Group"). However, in reviewing this graph, stockholders should keep in mind the possible effect that the limited trading in the Common Stock may have on the price of such stock and the fact that, in the Company's judgment, there are no directly comparable companies which are publicly traded. The stock price performance depicted in the performance graph is not necessarily indicative of future stock price performance.

         The performance graph assumes $100 was invested on January 31, 1999 and is based on the closing price for the Common Stock of $6.75 per share on January 31, 1999 and closing prices for the S&P Midcap 400 and the common stock of the members of the industry Peer Group on January 31, 1999. The cumulative total stockholder return is based on share price appreciation plus dividends. The performance data is presented in the graph and in the table which follows the graph.


                              [GRAPHIC OMITTED]


                           January 31,      January 31,      January 31,     January 31,      January 31,
                              2000             2001            2002             2003             2004
                              ----             ----            ----             ----             ----

Samsonite                      $86              $45              $14              $5               $9
S&P Midcap 400                 $115             $144            $137             $113             $160
Peer Group                     $112             $113            $129             $131             $184


         During the year ended January 31, 2004, the Peer Group consists of the following publicly-held branded consumer durables manufacturers: Fortune Brands, Inc., Brunswick Corporation, The Black & Decker Corporation, Home Products International, Inc., Newell Rubbermaid Inc., and Salton Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information about persons known to the Company to be the beneficial owner of more than 5% of the Preferred Stock and the Common Stock, and as to the beneficial ownership of our Preferred Stock and our Common Stock by each of our directors and executive officers and all of our directors and executive officers as a group, as of April 30, 2004. Except as otherwise indicated, to our knowledge, the persons identified below have sole voting and sole investment power with respect to shares they own of record.


                                       Convertible Preferred Stock        Common Stock(a)
                                       ---------------------------        ---------------

                                               Number of                   Number of
                                                Shares                       Shares
                                             Beneficially                 Beneficially
Name and Address of Beneficial Owner             Owned       Percent         Owned            Percent
------------------------------------             ------      -------         -----            -------

Bain Capital (Europe) LLC.............          44,059        27.54%     115,444,205(b)       18.35%
C/O Bain Capital, LLC
111 Huntington Avenue
Boston, Massachusetts  02199

Ontario Teachers' Pension Plan Board...         44,059        27.54%     115,444,205(b)       18.35%
5650 Yonge Street, 5th Floor
Toronto, Ontario M2M 4H5

Ares Partners Management Company, LLC...        48,969        30.61%     221,122,825(b)(c)(d) 34.31%
1999 Avenue of the Stars, Suite 1900
Los Angeles,  California  90067

CIBC World Markets Corp...............             -            *         63,888,430          10.16%
425 Lexington Avenue
New York, NY 10017

Marcello Bottoli......................           1,889         1.18%       4,773,377(b)         *
c/o Samsonite Europe N.V.
Westerring 17
B-9700 Oudenaarde, Belgium

Luc Van Nevel.........................            --            *            146,833(e)         *
c/o Samsonite Europe N.V.
Westerring 17
B-9700 Oudenaarde, Belgium

Thomas R. Sandler.....................             198          *            601,746(b)(f)      *
c/o Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado 80239

Richard H. Wiley......................             317          *            888,049(b)(g)      *
c/o Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado 80239

Marc Matton...........................             119          *            342,862(b)(h)      *
c/o Samsonite Europe N.V.
Westerring 17
B-9700 Oudenaarde, Belgium

Giuseppe Fremder......................             396          *          1,062,231(b)(i)      *
Via S. Andrea 2
20121 Milan, Italy

L.C. Ross.............................             --           *              8,100(j)         *
c/o Samsonite Corporation
11200 East 45th Avenue
Denver, Colorado 80239

Michael M. Lynton.....................             --           *             --                *
Sony Pictures Entertainment
10202 West Washington Blvd.
Thalberg Building, Suite 3318
Culver City, CA  90232

Charles J. Philippin..................             --           *             --                *
Garmark Advisors
One Landmark Square
Stamford, Connecticut 06901

Ferdinando Grimaldi Quartieri.........           24(k)          *             63,291(b)(k)      *
Bain Capital, Ltd.,
Devonshire House
Mayfair Place
London, W1J8AJ U.K.

Antony P. Ressler.....................           --(l)          *             --(l)             *
Ares Management LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, California 90067

Lee Sienna............................           --(m)          *             --(m)             *
Ontario Teachers' Pension Plan Board
5650 Yonge Street
Toronto, Canada M2M4H5

Donald L. Triggs......................           --             *             --                *
Vincor International Inc.
441 Courtneypark Drive East
Mississauga, Ontario
Canada L5T 2V3

Richard T. Warner.....................           --             *             --                *
"Rainer", Firwood Rd.
Virginia Water
Surrey, GU254SZ  U.K.

Reed N. Wilcox........................           --             *             --                *
9667 S. Silverberry Circle
Highlands Ranch, Colorado 80129

Johan Tack............................           --             *             23,000            *
Nevelse Warande 8
9830 Sint-Martens-Latem, Belgium
All directors and executive officers as a
group (16 persons)....................           2,943         1.84%       7,909,489(b)        1.26%

____________

*        Less than 1.0%

(a)      The amounts and percentages set forth under "Common Stock" assume the exercise of
         15,515,892 warrants to purchase Common Stock presently exercisable at $0.75 per share.
         Additionally, 159,982 shares of Preferred Stock are presently convertible into Common
         Stock, or approximately 404,263,864 shares of Common Stock, as of April 30, 2004. The
         Preferred Stock votes together with the Common Stock on most matters on an as-converted basis. Accordingly, the amounts and percentages set forth under "Common Stock" assume conversion of all outstanding Preferred Stock into Common Stock for the security holder in question. As of the record date, each share of Preferred Stock was convertible into approximately 2,526.9 shares of Common Stock.

(b)      The Preferred Stock conversion rate used to calculate the number of shares of Common Stock beneficially owned includes accrued but unpaid dividends as of April 30, 2004. The actual
         Preferred Stock conversion rate is subject to adjustment in the event that any unpaid
         Preferred Stock dividends are paid prior to any such conversion.

(c)      Includes shares beneficially owned by Ares Partners Management Company, LLC ("Ares
         Partners") and certain of its affiliates. Ares Partners has reported shared voting and dispositive power with respect to all of the shares of Common Stock, Preferred Stock and warrants to purchase Common Stock beneficially owned by Ares Corporate Opportunities Fund,
         L.P., Ares Leveraged Investment Fund, L.P. and Ares Leveraged Investment Fund II, L.P.,
         each of which is managed by affiliates of Ares Partners.

(d)      Includes warrants to purchase 15,515,892 shares of Common Stock exercisable as of April 30,
         2004.

(e)      Includes options to purchase 124,000 shares of Common Stock exercisable as of April 30,
         2004. Mr. Van Nevel was terminated, effective April 15, 2004, by mutual agreement between himself and the Company.

(f)      Includes options to purchase 74,250 shares of Common Stock exercisable as of April 30,
         2004. Mr. Sandler has resigned effective May 14, 2004.

(g)      Includes options to purchase 87,011 shares of Common Stock exercisable as of April 30,
         2004.

(h)      Includes options to purchase 42,157 shares of Common Stock exercisable as of April 30,
         2004.

(i)      Includes options to purchase 35,595 shares of Common Stock exercisable as of April 30,
         2004.

(j)      Includes options to purchase 8,100 shares of Common Stock exercisable as of April 30, 2004.

(k)      Includes a portion of the shares listed above for Bain Capital (Europe) LLC ("Bain") for which Mr. Quartieri holds an indirect beneficial ownership interest. Mr. Quartieri disclaims beneficial ownership of the shares listed above for Bain, except to the extent of his pecuniary interest therein.

(l)      Does not include the shares held by Ares Partners and its affiliates of which Mr. Ressler disclaims beneficial ownership.

(m)      Does not include the shares held by Ontario Teachers' Pension Plan Board ("Ontario") of which Mr. Sienna, a Vice President of the private equity group of Ontario, disclaims beneficial ownership.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Recapitalization and Equity Sponsors' Stockholders Agreement

         On July 31, 2003, the Company completed a series of transactions to improve our capital structure by eliminating mandatorily redeemable preferred stock and reducing debt levels (the "Recapitalization"). The Recapitalization consisted, in part, of the sale to the Equity Sponsors, at par, for cash, of 106,000 shares of a new series of convertible preferred stock with an initial dividend rate of 8% and a liquidation preference of $106.0 million. Further information relating to the Recapitalization is contained in the Current Report on Form 8-K filed with the Commission on May 1, 2003 and incorporated herein by reference.

         The Equity Sponsors may be deemed to have acquired control of the Company. Together with their affiliates, the Equity Sponsors currently hold approximately 85.7% of our Preferred Stock, and, together with shares of our Common Stock held by them, control approximately 69% of the voting power of the Company. The Equity Sponsors invested a total of $106 million as part of the Recapitalization and more than $30 million in subsequent open market transactions.

         Concurrently with the closing of the Recapitalization, the Company entered into the aforementioned Stockholders Agreement, dated July 31, 2003, with the Equity Sponsors and an affiliate of Ares relating to the ownership rights and corporate governance of the Company following the Recapitalization. Pursuant to the terms of the Stockholders Agreement, the Equity Sponsors have agreed to take all actions in their power to elect nominees selected by the Equity Sponsors and our CEO to our Board of Directors and our CEO in the future, as more fully described the Stockholders Agreement. In the event that the Equity Sponsors take all such actions, eight of the nine members of our Board of Directors will be nominees of the Equity Sponsors. In addition, our ability to take certain actions, including amending our charter, commencing bankruptcy proceedings and taking certain corporate actions (including debt incurrences, stock issuances, asset sales and the like), is subject to the written consent of either all or two-thirds (depending on the action) of the Equity Sponsors so long as the Equity Sponsors collectively continue to hold 25% of our outstanding voting stock. Accordingly, for the foreseeable future, the Equity Sponsors will exercise significant influence over our Board of Directors and business and operations. At any time after the fifth anniversary of the closing of the Recapitalization, subject to certain limitations, two of the Equity Sponsors acting jointly, and after the sixth anniversary of the closing, each of the Equity Sponsors, will have the right to cause the sale of the Company, but our obligations to pursue such a sale will be subject to the Board of Directors' ability to discharge properly its fiduciary duties.

         In addition, we agreed in the Stockholders Agreement to grant the Equity Sponsors registration rights and preemptive rights. The Stockholders Agreement also contains tag-along rights, which allow the Equity Sponsors to force a stockholder which is a party to the Stockholders Agreement and which proposes to sell shares of stock, to include shares held by the Equity Sponsors in such proposed sale, and drag-along rights, which allow the Equity Sponsors to force the other stockholders which are parties to the Stockholders Agreement to sell their shares of stock if the Equity Sponsors are selling their stock.

Equity Sponsor Advisory Agreements

         We are a party to advisory agreements with affiliates of ACOF Management, L.P., Bain Capital (Europe) LLC and Ontario Teachers' Pension Plan Board as advisors. Under the terms of these advisory agreements, we have agreed to pay each advisor an annual advisory fee of $500,000 plus reasonable out-of-pocket expenses. These agreements are for a term of five years beginning July 31, 2003, but each agreement will terminate earlier as to any advisor if the advisor under such agreement and its affiliates no longer hold at least 33% of our capital stock owned by them as of July 31, 2003.

Management Investment and Executive Stockholders Agreement

         On April 29, 2003, the Board of Directors authorized management bonuses that required the Company to pay cash bonuses to certain executive officers including Messrs. Van Nevel, Wiley, Sandler, Matton and Fremder and other key employees, on the earlier of (i) July 31, 2004 or (ii) the date the Recapitalization occurred (but only if the named recipients of the cash bonuses made an investment in the Company that was acceptable to the Equity Sponsors). Following the Recapitalization, in September 2003, these executive investors purchased an aggregate of 2,313 shares of Preferred Stock from one of our preferred stockholders for an aggregate purchase price of approximately $2.3 million (the "Management Investment").

         Concurrently with the closing of the Management Investment, the Company entered into an Executive Stockholders Agreement, dated as of September 25, 2003 (the "Executive Stockholders Agreement"), with the Equity Sponsors and the executive investors. The Executive Stockholders Agreement applies to the Preferred Stock held by each executive investor, as well as Common Stock issuable upon conversion of the Preferred Stock and Common Stock issuable upon the exercise of options granted to each executive investor (collectively, the "Executive Securities").

         Under the terms of the Executive Stockholders Agreement, each executive investor has agreed to vote all of such executive investor's Executive Securities and to take all other necessary or desirable actions such that the Executive Securities will be voted in the same manner as the securities held by the Equity Sponsors. In addition, the Executive Stockholders Agreement restricts the executive investors' ability to transfer their Executive Securities for a period of ten years without the consent of the Equity Sponsors, subject to certain exceptions. The Executive Stockholders Agreement also contains tag-along rights, which allow the Equity Sponsors to force an executive investor which proposes to sell shares of Executive Securities, to include shares held by the Equity Sponsors in such proposed sale, and drag-along rights, which allow the Equity Sponsors to force the executive investors to sell their Executive Securities if, under certain circumstances, the Equity Sponsors sell their shares of Preferred Stock.

         The Executive Stockholders Agreement also permits the Equity Sponsors, or any third party designated by the Equity Sponsors, to purchase Executive Securities from an executive investor in the event the executive investor is no longer employed by the Company or any of its subsidiaries. In the event of the executive investor's death, termination without cause, resignation with good reason or retirement, during the 30-day period beginning three years after such event, the executive investor may require the Company to repurchase the executive investor's Executive Securities at fair market value. In addition, the Company granted the executive investors certain piggyback registration rights in the event the Company proposes to register, whether or not for its own account, any shares of Common Stock or other equity interests in a public offering of such securities for cash, subject to certain limitations. In the event that the Company proposes to file certain registration statements, the Company will promptly give the executive investors written notice of such registration and will include in the registration statement all of the Executive Securities that each executive investor has requested in writing to be registered, subject to certain exceptions.

         In connection with Mr. Bottoli's employment by the Company, the Company entered into a Chief Executive Officer Stockholders Agreement, dated as of March 5, 2004, with the Equity Sponsors, Mr. Bottoli, Stonebridge Development Limited and The Bottoli Trust, which includes terms substantially identical to the Executive Stockholders Agreement with respect to the Preferred Stock held by Mr. Bottoli, Stonebridge Development Limited or The Bottoli Trust, as well as Common Stock issuable upon conversion of the Preferred Stock and Common Stock issuable upon the exercise of options granted to any of Mr. Bottoli, Stonebridge Development Limited or The Bottoli Trust.

No Indebtedness from Directors or Executive Officers

         There was no outstanding indebtedness to the Company or its subsidiaries from any of our directors or executive officers during fiscal year 2004.

INTEREST OF CERTAIN PERSONS

         Mr. Bottoli may be deemed to have a substantial interest in the amendment of the 1999 Plan to permit the grant of stock incentives directly to a trust or an entity owned by a trust established by an eligible employee or director as well as the approval of the grant of the Stonebridge Option thereunder, as described above in Proposals 2 and 3, respectively. Our Board of Directors was aware of this interest and considered such, among other things, in deciding to approve the amendments to the 1999 Plan and the Stonebridge Option. For a more detailed description of the proposed amendments and the Stonebridge Option, please see Proposal 2, "Approval of Amendment and Restatement of our 1999 Stock Option Plan" and Proposal 3, "Approval of Stock Option Grant."

OTHER MATTERS

         The Board knows of no other business which will be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxy holders will vote on them in accordance with their best judgment.

         The costs of this solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the officers or agents of the Company may solicit proxies by telephone, the Internet, facsimile or in person. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of Common Stock and Preferred Stock held of record by such persons and may verify the accuracy of marked proxies by contacting record and beneficial owners of the Common Stock and Preferred Stock. The Company will reimburse such persons for their reasonable expenses incurred in forwarding such soliciting materials.

INCORPORATION BY REFERENCE

         The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The following documents filed by us with the SEC pursuant to the Exchange Act hereby are incorporated by reference in this proxy statement:

         o our Annual Report on Form 10-K for the fiscal year ended January 31, 2004; and

         o     our Current Report on Form 8-K filed May 1, 2003.

         We will provide without charge to each person, including any beneficial owner, to whom this proxy statement is delivered, upon the written or oral request of that person, a copy of any document incorporated in this proxy statement by reference other than the exhibits unless those exhibits are specifically incorporated by reference into those documents. Requests for these copies should be directed to Samsonite Corporation, Attention:
Secretary, 11200 East 45th Avenue, Denver, Colorado 80239, telephone
303-373-2000.

                                                                    Appendix A




                             SAMSONITE CORPORATION
                             AMENDED AND RESTATED
                 FY 1999 STOCK OPTION AND INCENTIVE AWARD PLAN

1.       Purpose.

         The purpose of the Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan, as amended from time to time (the "Plan"), is to align the interests of directors, officers, employees and independent contractors of the Company and its subsidiaries with those of its stockholders; to reinforce corporate, organizational and business development goals; to promote the achievement of year-to-year and long-range financial and other business objectives; and to reward the performance of directors, individual officers, employees and independent contractors in fulfilling their personal responsibilities for long-range achievements.

2.       Definitions.

         The following terms, as used herein, shall have the following meanings:

         (a) "Annual Incentive Compensation Award" shall mean an Award, pursuant to the Annual Incentive Compensation Program, contingent upon the attainment of Performance Goals with respect to a Performance Period.

         (b) "Annual Incentive Compensation Program" shall mean the program set forth in Section 8 of the Plan.

         (c) "Award" shall mean any Option, Restricted Stock, Stock Unit, Incentive Unit, Annual Incentive Compensation Award or freestanding SAR granted pursuant to the Plan.

         (d) "Award Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Award.

         (e)    "Board" shall mean the Board of Directors of the Company.

         (f) "Cause" shall mean, unless otherwise defined in the applicable Award Agreement (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries, (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries by the Participant or the conviction of the Participant of a felony or the entrance of a plea of guilty or nolo contendere by the Participant to a felony, or (iii) the willful failure or refusal by the Participant to substantially perform his duties or responsibilities that continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to Disability). For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

         (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Committee" shall mean the committee of two or more persons, established by the Board to administer the Plan. Each member of the Committee shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined in Section 162(m) of the Code.

         (i) "Company" shall mean Samsonite Corporation, or any successor corporation.

         (j) "DERS" shall mean dividend equivalent rights credited in respect of Stock Units granted hereunder.

         (k) "Disability" shall mean a disability that would qualify as such under the Company's then current long-term disability plan.

         (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (m) "Fair Market Value" of a share of Stock on any date shall be the fair market value of such Stock as determined by the Committee in its sole discretion; provided that (A) if the Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Stock on such exchange on such date or, if none, the next earlier date on which a sale was reported,
                (B) if the Stock is admitted to quotation on the NASDAQ Stock Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if the Stock is admitted to quotation on a system other than the NASDAQ Stock Market or other comparable quotation system, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Stock on such system on such date.

         (n) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

         (o) "Incentive Unit" shall mean a unit that is assigned a dollar value and that relates to a Long-Term Incentive Compensation Award.

         (p) "Long-Term Incentive Compensation Award" shall mean an Award, granted pursuant to the Long-Term Incentive Compensation Program, the payment of which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

         (q) "Long-Term Incentive Compensation Program" shall mean the program set forth in Section 7 of the Plan.

         (r) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

         (s) "Option" shall mean the right, granted pursuant to this Plan, of a holder to purchase shares of Stock under the Stock Option and SAR Program at an exercise price and upon the terms to be specified by the Committee.

         (t) "Participant" shall mean any Eligible Person or Eligible Entity granted an Award pursuant to Section 4 of this Plan.

         (u) "Performance Goal" shall mean the criteria and objectives, determined by the Committee, that must be met during the applicable Performance Period as a condition of vesting or of the Participant's receipt of payment (or, in the case of Restricted Stock, the lapse of restrictions) with respect to an Award. Performance Goals shall be based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share,
                (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation and (viii) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specific level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold levels of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be determined in accordance with the generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business related to a change in accounting principles.

         (v) "Performance Period" shall mean (i) with respect to the Long-Term Incentive Compensation Program, the period of three
                (3) consecutive Plan Years or such other period (which in no case may be less than one (1) Plan Year) as may be determined by the Committee, (ii) with respect to the Annual Incentive Compensation Program, each Plan Year and (iii) with respect to all other Awards, such period as the Committee shall determine.

         (w) "Plan" shall mean the Samsonite Corporation FY 1999 Stock Option and Incentive Award Plan, as amended from time to time.

         (x)    "Plan Year" shall mean the Company's fiscal year.

         (y) "Restricted Stock" shall mean any shares of Stock issued to a Participant, without payment to the Company, pursuant to
                Section 7(a) of the Plan that may be subject to certain transferability and other restrictions and to a rule of forfeiture (including by reason of not satisfying certain Performance Goals).

         (z) "Retirement" shall mean retirement of a Participant or the Eligible Person affiliated with such Participant, as the case may be, from the employ or service of the Company or any of its Subsidiaries in accordance with the terms of the Samsonite Retirement Income Plan or any successor plan thereto or, if a Participant or the Eligible Person affiliated with such Participant, as the case may be, is not covered by such plan, such retirement on or after such Participant's 65th birthday or the 65th birthday of the Eligible Person affiliated with such Participant, as the case may be.

         (aa) "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under
                Section 16 of the Exchange Act, including any successor to such Rule.

         (bb) "SAR" shall mean a tandem or freestanding stock appreciation right, granted to a Participant under Section 6(a) or 6(b), as the case may be, to be paid in amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

         (cc) "Stock" shall mean shares of common stock and the associated preferred stock purchase rights, par value $.01 per share, of the Company.

         (dd) "Stock Option and SAR Program" shall mean the program set forth in Section 6 hereof.

         (ee) "Stock Unit" shall mean a unit that represents a share of Stock and that relates to a Long Term Incentive Compensation Award.

         (ff) "Subsidiary" shall mean any entity in which the Company directly or through intervening subsidiaries owns at least a majority interest of the total combined voting power or value of all classes of stock or, in the case of an unincorporated entity, at least a majority in the capital and profits.

         (gg) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

3. Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom, the entities to which, and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine Performance Goals no later than such time as is required to ensure that an underlying Award which is intended to comply with Section 162(m) of the Code so complies; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated such duties may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participants (or any person or entity claiming any rights under the Plan from or through any Participant) and any stockholder.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4. Eligibility.

         Awards may be granted, in the sole discretion of the Committee, to:
         (a) directors, officers, employees and independent contractors of the Company or any of its Subsidiaries (each, an "Eligible Person") or
         (b) any trust (or any wholly-owned corporation or entity of such trust) of which an Eligible Person is the settlor (an "Eligible Entity"). In determining the Participants in the Plan and the type of Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock Subject to the Plan; Limitation on Grants.

         The maximum number of shares of Stock reserved for issuance pursuant to the Plan shall be 75,000,000 shares, subject to adjustment as provided herein. In any Plan Year the number of shares of Stock subject to Awards granted to any one Participant shall not exceed one-half of the total number of shares of Stock reserved for issuance pursuant to the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards or awards, the tandem Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of cancelled shares shall no longer be available for Awards under the Plan. Upon a cash payment made in respect of outstanding Stock Units or freestanding SARs, the number of shares represented by such Stock Units or SARs shall no longer be available for Awards under the Plan.

         In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

6. Stock Option and SAR Program.

         Each Option or freestanding SAR granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable.

         (a)    Stock Options

                (1) Number of Shares. Each Award Agreement shall state the number of shares of Stock to which the Option relates.

                (2) Type of Option. Each Award Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options shall be granted only to key employees (including officers and directors who are also employees) of the Company and its Subsidiaries. All other Awards may be granted to any Participant.

                (3) Exercise Price. Each Award Agreement shall state the exercise price, which, with respect to an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Incentive Stock Option on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                (4) Method and Time of Payment. The exercise price shall be paid in full at the time of exercise. The exercise price may be paid in cash or by check, by the tender by the Participant to the Company of outstanding shares of Stock, a copy of irrevocable instructions to a registered broker/dealer to deliver promptly to the Company an amount of proceeds from the sale of shares of Stock to be issued pursuant to the Options being exercised or of a loan made with respect to shares of Stock to be issued pursuant to the Options being exercised sufficient, in either case, to pay the exercise price or a combination of any of the foregoing, in an amount having a combined value equal to such exercise price. The value of any Stock tendered pursuant to the preceding sentence shall be the Fair Market Value of such Stock as of the last trading day prior to the date of exercise.

                (5) Term and Exercisability of Options. Each Award Agreement shall provide that each Option shall become vested and exercisable in accordance with the vesting schedule that shall be established by the Committee at the time that the Award is granted; provided that the Committee shall have the authority to accelerate the vesting and exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options and Performance Goals with respect to which the vesting of Options may be contingent, as the Committee may prescribe in its discretion in the applicable Award Agreement. The exercise period shall be ten (10) years from the date of the grant of the Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become vested and exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the Option is being exercised, together with payment of the exercise price. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

                (6) Termination of Employment. Unless otherwise provided by the Committee, in the event that a Participant or the Eligible Person affiliated with such Participant, as the case may be, ceases to be employed by (or, in the case of non-employee, ceases to perform the services for the Company) the Company or any Subsidiary (in each case, a "termination of employment"), all the outstanding Options held by such Participant shall be treated as follows:

                     (A) Cause. If the Participant or the Eligible Person affiliated with such Participant, as the case may be, is terminated from his employment with the Company or a Subsidiary for Cause, all the Options (whether vested or unvested) shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment.

                     (B) Disability. If the Participant or the Eligible Person affiliated with such Participant, as the case may be, is terminated from his employment with the Company or a Subsidiary by reason of Disability, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that have vested prior to such date shall remain exercisable for a period of one year following such date.

                     (C) Death. If the Participant or the Eligible Person affiliated with such Participant, as the case may be, dies while employed by the Company or a Subsidiary, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of death. Following the Participant's death or the death of the Eligible Person affiliated with such Participant, as the case may be, his executors, administrators, legatees or distributees may exercise the Options that have vested prior to the date of death for a period of one year following the date of death.

                     (D) Other Terminations of Employment. If the Participant's employment or the employment of the Eligible Person affiliated with such Participant, as the case may be, is terminated for any other reason, all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment. All Options that have vested prior to such date shall remain exercisable for a period of 90 days following such date.

                (7) Tandem Stock Appreciation Rights. The Committee shall have authority to grant a tandem SAR to the grantee of any Option under the Plan with respect to all or some of the shares of Stock covered by such related Option. A tandem SAR shall, except as provided in this paragraph
                     (7), be subject to the same terms and conditions as the related Option. Each tandem SAR granted pursuant to the Plan shall be reflected in the Award Agreement relating to the related Option.

                     (A) Time of Grant. A tandem SAR may be granted either at the time of grant or at any time thereafter during the term of the Option; provided that tandem SARs related to Incentive Stock Options may only be granted at the time of grant of the related Option.

                     (B) Payment. A tandem SAR shall entitle the holder thereof, upon exercise of the tandem SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (D) below and payable in the form determined pursuant to paragraph (G) below.

                     (C) Exercise. A tandem SAR shall be vested and exercisable at such time or times and only to the extent that the related Option is or has become vested and exercisable and shall not be transferable except to the extent the related Option is or has become transferable. A tandem SAR shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the exercise price specified in the related Option.

                     (D) Amount Payable. Upon the exercise of a tandem SAR, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of the related Option, by (ii) the number of shares of Stock as to which such tandem SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any tandem SAR by including such a limit at the time it is granted.

                     (E) Treatment of Related Options and Tandem SARs Upon Exercise. Upon the exercise of a tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Stock as to which the tandem SAR is exercised and upon the exercise of an Option granted in connection with a tandem SAR, the tandem SAR shall be cancelled to the extent of the number of shares of Stock as to which the Option is exercised.

                     (F) Method of Exercise. Tandem SARs shall be exercised by a Participant only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the tandem SAR is being exercised. For purposes of this paragraph (f), the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

                     (G) Form of Payment. Payment of the amount determined under paragraph (D) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the tandem SAR or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable. If the Committee decides to make full payments in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

                (8) Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

                     (A) Value of Shares. The aggregate Fair Market Value (determined as of the date of the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                     (B) Exercise Price. The exercise price relating to any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option.

                     (C) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder,
                          (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

         (b) Freestanding Stock Appreciation Rights. The Committee shall have authority to grant a freestanding SAR that is not related to any Option. Freestanding SARs shall be subject to the following terms and conditions:

                (1) Number of Shares. Each Award Agreement shall state the number of shares of Stock to which the freestand- ing SARs relate.


                (2) Exercise Price. Each Award Agreement shall state the exercise price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock (to which the freestanding SARs relate) on the date of grant. The exercise price shall be subject to adjustment as provided in Section 5 hereof.

                (3) Term and Exercisability of Freestanding SARs. Each Award Agreement shall provide the exercise schedule for the freestanding SAR as determined by the Committee, provided that the Committee shall have the authority to accelerate the exercisability of any freestanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the freestanding SAR or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in paragraph 6(b)(7) hereof. A freestanding SAR may be exercised, as to any or all full shares of Stock as to which the freestanding SAR has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Stock with respect to which the freestanding SAR is being exercised. For purposes of the preceding sentence, the date of exercise shall be deemed to be the date upon which the Secretary of the Company receives such notification.

                (4) Payment. A freestanding SAR shall entitle the holder thereof, upon exercise of the freestanding SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (5) below.

                (5) Amount Payable. Upon the exercise of a freestanding SAR, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the exercise price of such SAR by (ii) the number of shares of Stock as to which such freestanding SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any freestanding SAR by including such a limit at the time it is granted.

                (6) Form of Payment. Payment of the amount determined under paragraph (5) above may be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the freestanding SAR or, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

                (7)  Termination. The terms and conditions set forth in
                     Section 6(a)(6) hereof, relating to exercisability of Options in the event of termination of employment with the Company, shall apply equally with respect to the exercisability of freestanding SARs following termination of employment.

7.       Long-Term Incentive Compensation Program.

         Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. Awards may be granted in the form of Restricted Stock, Stock Units or Incentive Units. In no event may the Committee increase at its discretion the amount of an Award payable to a "Covered Employee" (as defined in Section 162(m) of the Code) upon attainment of the specified performance factors pursuant to this
         Section 7.

         (a) Restricted Stock. The Committee shall determine the number of shares of Restricted Stock granted pursuant to the Award and the Performance Goals for the Performance Period, the attainment of which shall cause the restrictions to lapse in whole or in part and allow all or a specified portion of the Restricted Stock to vest, as specified in the Award Agreement.

                (1) Restrictions. During the Performance Period, shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Certificates for shares of Stock issued pursuant to Awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect. During the Performance Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee.

                (2) Ownership. Except to the extent otherwise set forth in the Award Agreement, during the Performance Period the Participant shall possess all incidents of ownership of such shares, subject to Section 7(a)(1), including the right to receive dividends with respect to such shares and to vote such shares.

         (b) Incentive Units. The Committee shall determine the value of Incentive Units granted pursuant to the Award and the Performance Goals for the Performance Period with respect to such Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Incentive Units shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained.

         (c) Stock Units. The Committee shall determine the number of Stock Units granted pursuant to the Award and the Performance Goals for the Performance Period with respect to such Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of the Stock Units shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which payment shall be made in respect of specified percentages (not to exceed one hundred percent (100%)) of such Stock Units.

                (1) DERS. (A) Outstanding Stock Units shall be credited with DERs based upon dividends paid on outstanding shares of Stock between the date such Stock Units are granted and the date of payment in respect of such Stock Units. Such DERS, once credited, shall be converted into an equivalent number of Stock Units (including fractional Stock Units).

                     (A) DERs based on dividends paid in cash shall be credited, as of each dividend payment date, in accordance with the following formula:

                          (A x B)/C

                          in which "A" equals the number of shares to which the Stock Units relate, "B" equals the cash dividend per share and "C" equals the Fair Market Value per share of Stock on the dividend payment date.

                     (B) If a dividend is paid in property other than cash, DERs shall be credited, as of the dividend payment date, in accordance with the formula set forth above, except that "B" shall equal the fair market value per share of the property that the holder of the Stock Unit would have received in respect of the number of shares of Stock underlying such Stock Unit had such shares been owned as of the record date for such dividend.

         (d) Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Stock Units and Incentive Units granted under this Section 7 shall be made within a reasonable period after the end of the Performance Period. Payment in respect of Stock Units and Incentive Units shall be made either in cash or in Stock, or in combination of cash and Stock, as determined by the Committee. For purposes of the preceding sentence, (1) the Fair Market Value of Stock (as of the date of payment) delivered in full or partial payment of Incentive Units shall equal the portion of the value of Incentive Units (determined as of the end of the Performance Period) with respect to which such payment is being made and (2) the amount of cash delivered in full or partial payment of Stock Units shall equal the Fair Market Value (as of the end of the Performance Period) of the number of shares of Stock relating to the Stock Units with respect to which such cash payment is being made.

         (e) Termination and Missed Performance Goals. Subject to such exceptions as may be determined by the Committee and subject to the first paragraph of this Section 7, if the Participant's continuous employment or the continuous employment of the Eligible Person affiliated with such Participant, as the case may be, with the Company or any of its Subsidiaries shall terminate for any reason prior to the expiration of the Performance Period of an Award, or to the extent any Performance Goals for the Performance Period are not met, (i) any shares of Restricted Stock remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Company at no cost to the Company and (ii) any and all rights to payment in respect of Incentive Units and Stock Units shall be forfeited by the Participant.

8.       Annual Incentive Compensation Program.

         Awards granted pursuant to this Section 8 shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein. In no event may the Committee increase at its discretion the amount of an Award payable to a "Covered Employee" (as defined in Section 162(m) of the Code) upon attainment of the specified performance factors pursuant to this Section 8.

         (a) In General. The Committee shall determine the amount of each Annual Incentive Compensation Award and shall specify with respect to a Performance Period the Performance Goals applicable to the Award. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Annual Incentive Compensation Awards shall be made only if and to the extent that the Performance Goals with respect to such Performance Period are attained. Performance Goals may include a level of performance below which no payment shall be made and levels of performance at which specified percentages of the Annual Incentive Compensation Award shall be paid.

         (b) Time and Form of Payment. Unless otherwise determined by the Committee, all payments in respect of Annual Incentive Compensation Awards granted under this Section 8 shall be made within a reasonable period after the end of the Performance Period. Payments shall be made either in cash or in Stock, or in a combination of cash and Stock, as determined by the Committee. For purposes of the preceding sentence, the Fair Market Value of Stock (as of the date of payment) delivered in full or partial payment of Annual Incentive Compensation Awards shall equal the portion of the value of Annual Incentive Compensation Awards (determined as of the end of the Performance Period) with respect to which such payment is being made.

         (c) Termination and Missed Performance Goals. Subject to such exceptions as may be determined by the Committee and subject to the first paragraph of this Section 8, if the Participant's continuous employment or the continuous employment of the Eligible Person affiliated with such Participant, as the case may be, with the Company or any of its Subsidiaries shall terminate for any reason prior to the expiration of the Performance Period of an Award, or to the extent that any Performance Goals for the Performance Period are not met, any and all rights to payment in respect of Annual Incentive Compensation Awards shall be forfeited by the Participant.

9.       General Provisions.

         (a) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of the Company under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Award as the Company may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

         (b) Nontransferability. Upon the death of a Participant who is a natural person, outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

         During a Participant's lifetime or the lifetime of the Eligible Person affiliated with such Participant, as the case may be, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant who is a natural person may, upon written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided that no such transfer by any Participant may be made in exchange for consideration.

         (c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant or the Eligible Person affiliated with such Participant, as the case may be, the right to continue in the employ or service of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's or Eligible Person's employment or service.

         (d) Withholding Taxes. Where a Participant is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, the Company shall have the right to require the Participant to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant of cash or a certificate or certificates representing such shares.

         Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

         Unless otherwise prohibited by the Committee or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Company previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

         (e) Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or any applicable listing requirement shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Options under the Plan shall automatically terminate ten (10) years after the approval of the Plan by the stockholders. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

         (f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Stock certificate to him for such shares.

         (g) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

         (h) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

         (j) Effective Date. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void.

         (k) Beneficiary. A Participant who is a natural person may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives such Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

         (l) Interpretation. The Plan is designed and intended to comply with Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.`

                                                                     Appendix B



                                                                  EXECUTION COPY


                             SAMSONITE CORPORATION
                            STOCK OPTION AGREEMENT

                               TABLE OF CONTENTS


1.       Definitions.....................................................1
2.       Grant...........................................................7
3.       Exercise Price..................................................7
4.       Non-transferability.............................................7
5.       Restrictions on Option Shares...................................7
6.       Vesting.........................................................8
         (a)      Term and Timing........................................8
         (b)      Performance Goals......................................8
7.       Registration Rights.............................................8
         (a)      Demand Registrations...................................9
         (b)      Piggyback Registrations...............................11
         (c)      Obligations of the Company............................13
         (d)      Obligations of Holder.................................15
         (e)      Expenses of Registration..............................16
         (f)      Delay of Registration.................................16
         (g)      Indemnification.......................................16
8.       Termination....................................................19
         (a)      Resignation...........................................19
         (b)      Termination for Cause.................................19
         (c)      Other Terminations....................................19
         (d)      Company Call Option...................................19
         (e)      Extension After Certain Terminations..................20
9.       Adjustments....................................................20
10.      Method of Exercise of Options..................................20
         (a)      Exercise Notice.......................................20
         (b)      Exercise Notice Details and Attachments...............21
         (c)      Payment of the Exercise Price.........................21
         (d)      Discretion to Receive Cash on Exercise. ..............21
         (e)      Option Shares Certificates............................21
         (f)      No Fractional Option Shares...........................22
11.      No Right To Continued Employment...............................22
12.      Withholding Taxes..............................................22
13.      Approval of Counsel............................................22
14.      Certificates...................................................22
15.      Notices........................................................23
16.      Benefits.......................................................23
17.      Severability...................................................23
18.      Entire Agreement...............................................23
19.      Waiver.........................................................23
20.      Governing Law..................................................23
21.      Time Periods...................................................24
22.      Counterparts...................................................24
23.      Compliance.....................................................24

                             SAMSONITE CORPORATION
                            STOCK OPTION AGREEMENT

         This Agreement, dated as of April 19, 2004, is made by and among Samsonite Corporation, a Delaware corporation (the "Company"), Marcello Bottoli (the "CEO"), and Stonebridge Development Limited, a corporation organized under the laws of the British Virgin Islands (the "Grantee").

                                   RECITALS

         WHEREAS, the CEO is currently the chief executive officer of the Company and began his term of employment on March 3, 2004 (the "Date of Employment").

         WHEREAS, the stock options granted hereunder shall be awarded under the Company's FY 1999 Stock Option and Incentive Award Plan ("1999 Plan"), subject to the approval by the shareholders of the proposed amendments of such plan, and are subject to the terms thereof.

         WHEREAS, the shares of common stock of the Company, par value $.01 per share (the "Common Stock") to be issued upon exercise of the Options (the "Option Shares"), will be subject to the terms of the Chief Executive Officer Stockholders Agreement, dated as of March 5, 2004 (the "CEO Stockholders Agreement"), by and among (i) the Company, (ii) ACOF Management, L.P., a Delaware limited partnership ("Ares"), (iii) Bain Capital (Europe) LLC, a Delaware limited liability company ("Bain"), (iv) Ontario Teachers' Pension Plan Board, a non-share capital corporation established under the laws of Ontario ("OTPP" and together with Ares and Bain, the "New Investors"), (v) the CEO, (vi) the Grantee, and (vii) Baring Trustees (Guernsey) Limited as Trustee of The Carry Trust.

         WHEREAS, the Option Shares have not been registered under the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder (the "Securities Act"), or any other federal or state securities laws.

         WHEREAS, the Option Shares may not be transferred or resold except in compliance with the registration requirements under the Securities Act and any applicable state securities laws or an exemption therefrom.

         WHEREAS, the transfer or resale of the Option Shares will be significantly restricted by the terms of the CEO Stockholders Agreement.

         WHEREAS, each Person acquiring the Option Shares may have to bear the economic and financial risk of the investment for an indefinite period of time.

                                   AGREEMENT

1. Definitions.

         "1999 Plan" has the meaning set forth in the recitals.

         "Affiliate" means, as applied to any specified Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of the foregoing, "control," when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise, and the terms "controlled" and "controlling" shall have meanings correlative to the foregoing.

         "Approved Agreement" means any agreement wherein the Company agrees with the New Investors, and the Grantee and/or its Affiliates that all options to be granted by the Company after the Date of Employment to employees or other parties affiliated with the Company and its Subsidiaries shall be subject to a condition of exercise that all shares of Capital Stock resulting from the exercise of such options shall be subject to the terms of an agreement with the New Investors on substantially the same terms as those set out in the Executive Stockholders Agreement as determined by the Compensation Committee.

         "Approved IPO" means the first firm commitment underwritten public offering pursuant to a Registration Statement that becomes effective after the date hereof covering a U.S. or non-U.S. offer and sale of Common Stock for the account of the Company to the public, (A) the public offering price of which is not less than 225% of the then-applicable Conversion Price (as such term is defined in the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of the New Preferred Shares) of the New Preferred Shares, (B) will result in net proceeds to the Company and/or its stockholders of not less than $100 million and (C) would result in either (1) a sale of not less than 17.5% of the shares of Common Stock (determined on an as-converted basis) then outstanding or (2) an issuance of newly issued shares of Common Stock that, together with the sales of Common Stock by the New Investors in such public offering, would result in the New Investors' aggregate beneficial ownership, as a group, of the total issued and outstanding shares of Common Stock (on an as-converted basis) being reduced by not less than 17.5%.

         "Ares" has the meaning set forth in the recitals.

         "Bain" has the meaning set forth in the recitals.

         "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time or upon the occurrence of a subsequent condition.

         "Board" means the board of directors of the Company, as constituted from time to time.

         "Call Option" has the meaning set forth in Section 8(d).

         "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; and (ii) with respect to any other Person, any and all partnership, membership or other equity interests of such Person.

         "Cause" means (i) the engaging by the CEO in gross negligence or willful misconduct that is injurious to any of the Company, its Subsidiaries or its Affiliates, (ii) the embezzlement or misappropriation of funds or property of the Company or any of its Subsidiaries or Affiliates by the CEO or the conviction of the CEO of a felony or the entrance of a plea of guilty or nolo contendere by the CEO to a felony, (iii) the willful failure or refusal by the CEO to substantially perform his duties or responsibilities that continues after being brought to the attention of the CEO (other than any such failure resulting from the CEO's incapacity due to Permanent Disability), (iv) conduct causing the Company or any of its Subsidiaries or Affiliates substantial public disgrace or disrepute, (v) any act or omission aiding or abetting a competitor, supplier or customer of the Company or any of its Subsidiaries or Affiliates to the material disadvantage or detriment of the Company or any of its Subsidiaries or Affiliates, (vi) any other material breach of the CEO's employment agreement or terms of employment, as applicable, which is not cured to the Board's reasonable satisfaction, after written notice to the CEO and opportunity to cure.

         For purposes of this definition, no act, or failure to act, on the CEO's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Compensation Committee in its sole discretion. Any such determination shall be final and binding on an CEO.

         "CEO" has the meaning set forth in the preamble.

         "CEO Stockholders Agreement" has the meaning set forth in the recitals.

         "Change of Control" means the occurrence of any of the following events: (1) any Person or "group" (within the meaning of Rule 13d-1 under the Exchange Act), other than a Permitted Holder, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing (x) 50% or more of the combined voting power of the then outstanding securities of the Company or (y) 35% or more of the combined voting power of the then outstanding securities of the Company if such Person or "group" are the Beneficial Owners of more than the amount of combined voting power represented by the securities of the Company of which the Permitted Holders are Beneficial Owners; (2) the stockholders of the Company approve an agreement for the sale or disposition by the Company, including a disposition by means of a merger, consolidation or similar transaction, of all or substantially all of the Company's assets, other than to a Permitted Holder; or (3) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board was approved by a vote of a majority of the Company's directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office. A transaction or series of transactions which give rise to more than one of the events described in clauses (1), (2) and (3) of the immediately preceding sentence shall be deemed to constitute only one Change of Control which shall be deemed to occur upon the occurrence of the first such event to occur.

         "Change of Control Termination" means when (1) the CEO's employment with the Company is terminated by the Company within one year after a Change of Control and (2) such termination occurred for any reason other than for Cause, Permanent Disability or death of the CEO or for the willful failure of the CEO to substantially perform the CEO's duties at the level reasonably expected for the CEO's position and consistent with standards applied to the CEO prior to the Change of Control.

         "Common Stock" has the meaning set forth in the recitals.

         "Compensation Committee" means the compensation committee of the Board.

         "Company" has the meaning set forth in the preamble.

         "Date of Employment" has the meaning set forth in the recitals.

         "Date of Grant" has the meaning set forth in Section 2.

         "Demand Request" has the meaning set forth in Section 7(a)(i).

         "EBITDA" means earnings before interest, taxes, depreciation and amortization.

         "Equity Interests" means Capital Stock or warrants, options or other rights to acquire Capital Stock.

         "Exercise Notice" has the meaning set forth in Section 10(a).

         "Exercise Price" has the meaning set forth in Section 3.

         "Fair Market Value" of a share of Common Stock on any date shall be the fair market value of such Common Stock as determined by the Compensation Committee in good faith; provided that if (1) a minimum of 20% of the available Common Stock is admitted to trading on a national securities exchange or quotation system and (ii) reported daily volume of such Common Stock has averaged at least 1% over the prior 30 days, the following shall apply: (A) if the Common Stock is admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the stock on such exchange on such date or, if none, the next earlier date on which a sale was reported, (B) if the stock is admitted to quotation on the National Association of Securities Dealers, Inc. Automated Quotations ("NASDAQ") Stock Market or other comparable quotation system, Fair Market Value on any date shall be the last sale price reported for the Common Stock on such system on such date or, if none, the next earlier date on which a sale was reported, or (C) if the Common Stock is admitted to quotation on a system other than the NASDAQ Stock Market or other comparable quotation system, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Common Stock on such system on such date. Fair Market Value of a non-traded security shall be determined by a mutually agreed third-party financial advisor; provided that clauses (A) through (C) as set forth above shall apply, after taking into account any liquidity, voting or other constraints.

         "Good Leaver" means, if the CEO ceases to be employed by the Company or any of its Subsidiaries as a result of (a) CEO's death or Permanent Disability, (b) CEO's termination without Cause, (c) CEO's resignation for Good Reason, or (d) CEO's retirement.

         "Good Reason" means, so long as the CEO has not been guilty of (a) engaging in willful misconduct that is materially injurious to the Company or any Subsidiary, (b) the embezzlement or misappropriation of funds or property of the Company or any Subsidiary or the conviction of the CEO of a felony or the entrance of a plea of guilty by the CEO to a felony or (c) the failure or refusal by the CEO to devote his full business time and attention to the performance of the CEO's duties and responsibilities pursuant to the CEO's employment or similar agreement with the Company and/or any Subsidiary, the CEO resigns from employment with the Company as a result of one or more of the following reasons: (I) within 24 months from the commencement of the CEO's employment with the Company the Board has not resolved that the operational headquarters of the Company will be located in a "major" European city or its environs (an "Acceptable Location"), or has resolved that such headquarters will not be located in an Acceptable Location (the "Affirmative Decision"), provided that written notice of the CEO's resignation must be delivered to the Company within 12 months of the earlier of the expiration of such 24 month period or the date of the Affirmative Decision in order for the CEO's resignation with Good Reason to be effective hereunder, (II) any material breach by the Company (or its successors) of this Agreement, in each case set forth above which is not cured to the CEO's reasonable satisfaction within 15 days after written notice thereof to the Company; provided that written notice of the CEO's resignation must be delivered to the Company within 45 days after the occurrence (or, 15 days after the date upon which the CEO is aware, after due inquiry, of such breach, if later) of any such material breach in order for the CEO's resignation with Good Reason to be effective hereunder, or (III) the assignment to the CEO by the Company of duties inconsistent with the CEO's position, duties or responsibilities as in effect on April 16, 2004, including, but not limited to, any material reduction in such position, duties or responsibilities or material change in his title or, provided that in each case of clauses (I), (II) or (III), above, the CEO did not give prior written consent, which consent may be withheld in the CEO's sole discretion.

         "Grantee" has the meaning set forth in the preamble. "Option Term" has the meaning set forth in Section 6(a)(1).

         "Options" has the meaning set forth in Section 2.

         "Material Adverse Change" means any change, event, occurrence, effect or state of facts that, individually or aggregated with any other such change, event, occurrence, effect or state of facts, is, or could reasonably be expected to have a material adverse effect on the business of the Company and its Subsidiaries as conducted by the Company and its Subsidiaries, assets (including intangible assets), properties, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

         "New Investor Stockholders Agreement" means the stockholders agreement, dated as July 31, 2003, by and among the New Investors, the Company and certain other parties, as amended from time to time.

         "New Investors" has the meaning set forth in the recitals.

         "New Preferred Shares" means the convertible preferred stock of the Company, with a par value $.01 per share and face value $1,000.00 per share, purchased or to be purchased by the Grantee or its Affiliates from the Company or its designee.

         "Option Shares" has the meaning set forth in the recitals.

         "OTPP" has the meaning set forth in the recitals.

         "Permanent Disability" means a determination by the Board in good faith, based on medical evidence acceptable to it, that the CEO has become physically or mentally disabled or incapacitated during his employment for a continuous period of at least ninety (90) days to such an extent that he shall be unable to perform his duties.

         "Permitted Holder" means and includes (x) the New Investors, any of their respective affiliates (as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act), and (y) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a governmental or political subdivision or an agency or instrumentality thereof.

         "Registrable Securities" means (i) shares of Common Stock and (ii) any Capital Stock of the Company or any successor entity issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Registrable Securities referenced in clause (i) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

         "Registration Expenses" means all expenses (other than underwriting discounts and commissions) incurred in connection with registrations pursuant to Sections 7(a) and 7(b), including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company. For the avoidance of doubt, the Company shall not be required to pay for any expenses of any counsel selected by the Grantee or any of its Affiliates.

         "Registration Statement" means in connection with the public offering and sale of Equity Interests of the Company (whether in the U.S. or in any non-U.S. jurisdiction), a registration statement (including pursuant to Rule 415 under the Securities Act), listing application, qualification statement or similar document on the appropriate form in compliance with applicable law and applicable stock exchange regulations.

         "Securities Act" has the meaning set forth in the recitals.

         "Subsidiary" means all Persons in which the Company owns, directly or indirectly, a majority of the Voting Stock or is a general partner or otherwise has the power to control, by agreement or otherwise, the management and general business affairs of such other Person.

         "Termination Date" has the meaning set forth in Section 8(d).

         "Tier One Options" has the meaning set forth in Section 2.

         "Tier Two Options" has the meaning set forth in Section 2.

         "Violation" has the meaning set forth in Section 7(g)(i).

         "Voting Stock" means, with respect to any Person, any shares of stock or other equity interests of any class or classes of such Person, the holders of which are entitled under ordinary circumstances (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote for the election of a majority of the directors, executives, trustees or other governing body of such Person.

2. Grant. Subject to shareholder approval of the proposed amendments to the 1999 Plan, the Company shall, within three (3) days immediately following the next annual general meeting of the shareholders of the Company (the "Date of Grant"), grant to the Grantee the right to purchase from the Company an aggregate of thirty million (30,000,000) shares of Common Stock, of which options to purchase fifteen million (15,000,000) shares of Common Stock shall be classified as tier 1 options (the "Tier One Options") and options to purchase fifteen million (15,000,000) shares of Common Stock shall be classified as tier 2 options (the "Tier Two Options") (the Tier One Options together with the Tier Two Options, the "Options"). The Options constitute Nonqualified Stock Options.

3. Exercise Price. Tier One Options and Tier Two Options shall have exercise prices per share of Common Stock issuable upon exercise of such Options equal to $0.35 and $0.70, respectively (the "Exercise Price").

4. Non-transferability. The Options may not be assigned, transferred or disposed of, or pledged or hypothecated in any way, and may not be subject to execution, attachment or other process. The Options may be exercised only by the Grantee.

5. Restrictions on Option Shares. Grantee hereby agrees to transfer or resell Option Shares only in accordance with the Securities Act and the CEO Stockholders Agreement. Grantee shall not engage in any hedging transactions with regard to Option Shares or the Options unless such transactions are in accordance with the Securities Act and any other applicable law.

6. Vesting.

(a) Term and Timing.

(1) The Options will remain outstanding (subject to vesting, exercisability, and early termination as provided in Section 8 hereof) during a period of 10 years from the Date of Grant (the "Option Term"). Subject to Section 6(b), twenty percent (20%) of the Tier One Options and twenty percent (20%) of the Tier Two Options shall vest on each one year anniversary of the Date of Employment, provided that the CEO is continually employed by the Company from the Date of Grant through each such vesting date. Except as provided in this
Section 6 and Section 7, Options that have vested will first become exercisable on the date of vesting and will remain exercisable in whole or in part until the expiration of the Option Term. The Grantee has no rights as a stockholder of the Company with respect to any shares of Common Stock underlying the Options until the shares have been issued to the Grantee upon exercise of the Options. Below is a summary of the vesting schedule, which sets forth the number of Options that will vest on each vesting date, subject to Section 6(b).

   Summary of Vesting Schedule                   Tier 1            Tier 2
   ---------------------------                   ------            ------
   First Anniversary of Date of Employment      3,000,000        3,000,000
   Second Anniversary of Date of Employment     3,000,000        3,000,000
   Third Anniversary of Date of Employment      3,000,000        3,000,000
   Fourth Anniversary of Date of Employment     3,000,000        3,000,000
   Fifth Anniversary of Date of Employment      3,000,000        3,000,000

(ii) Upon a Change of Control, all unvested Options granted to the Grantee shall automatically vest. In the event of a Change of Control Termination, all Options that have vested prior to or upon the Change of Control Termination shall remain exercisable until the earlier to occur of (1) the 90th day following such date of the Change of Control Termination or (2) the expiration of the Option Term.

(b) Performance Goals. The vesting of the Options shall be contingent on the following performance goal, which has been established in writing by the Compensation Committee: a 1% increase of the Company's consolidated revenues from (i) fiscal year 2004 to fiscal year 2005, (ii) fiscal year 2005 to fiscal year 2006, or (iii) fiscal year 2006 to fiscal year 2007.

7. Registration Rights.

(a) Demand Registrations.

(i) Timing of Demand Registrations. Subject to the terms and conditions of this Section 7(a), at any time after the earlier of either (A) the tenth anniversary of the Date of Employment or (B) 3 years after the Termination Date if the CEO was a Good Leaver, the Grantee may request in writing (a "Demand Request") that the Company commence a registration covering Registrable Securities held by the Grantee with an anticipated aggregate offering price (before any underwriting discounts and commissions) anticipated in good faith to be at least $15 million; provided that a Demand Request can only be made if and when the Company has Common Stock listed or quoted on a securities exchange or any automated quotation system (or NASDAQ or the OTC Bulletin Board). The amount of Registrable Securities to be included in such registration, along with the anticipated aggregate offering price, shall be specified in such Demand Request.

(ii) Number of Demand Registrations. The Company shall be obligated to prepare, file and use its reasonable best efforts to cause to become effective pursuant to this Section 7(a) no more than two (2) Registration Statements in the aggregate; provided, that the Grantee shall be entitled to make no more than one Demand Request during any 12 month period.

(iii) Underwriter's Cutbacks. Notwithstanding any other provision of this
Section 7(a), if the managing underwriter with respect to the proposed offering advises the Grantee in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then the Grantee shall so advise the Company, and the number of shares that may be included in the underwriting shall be reduced accordingly; provided, however, that if less than 85% of the number of Registrable Securities requested to be included by the Grantee in such registration is included in such registration, the Grantee shall retain its rights pursuant to this Section 7 as if the related Demand Request was not made.

(iv) Additional Rights. In the event that the Company effects a registration pursuant to this Section 7, (A) the Grantee shall have the right to select a nationally recognized investment banking firm to act as managing underwriter from a list of four (4) investment banking firms provided by the Company and
(B) the Company shall make such members of Company senior management, as the managing underwriter for such offering shall reasonably designate, reasonably available for, and shall otherwise cooperate in good faith in, "road-show" and similar marketing presentations and other customary marketing efforts prescribed by such managing underwriter in connection with such registration. In the event the related registration commenced pursuant to this Section 7(a) is subsequently withdrawn, prior to the time that the Registration Statement is declared effective, at the request of the Grantee, the Grantee shall reimburse the Company for all Registration Expenses pursuant to Section 7(e) hereof, and such Demand Request under this Section 7 shall be deemed withdrawn and the Grantee shall retain its rights to registration under this Section 7(a) as though no Demand Request for such registration had been made by it.

(v) Shelf Registration. In the event the Grantee, when making a Demand Request, indicates in such Demand Request that the related registration is to be made on a Registration Statement pursuant to Rule 415 under the Securities Act, the Company shall, notwithstanding Section 7(c)(i), keep such Shelf Registration Statement continuously effective (and supplemented and amended as required by the provisions of Section 7(c)) to the extent necessary to ensure that it is available for resales of Registrable Securities included in such registration by the Grantee, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, from the effective date of such Registration Statement until the earlier of either (x) 6 months from the effective date or (y) the date all Registrable Securities covered by such Registration Statement have been sold in the manner set forth and as contemplated in such Registration Statement or (z) the date on which all Restricted Securities may be sold without registration pursuant to Rule 144(k) of the Securities Act.

(vi) Restrictions on Demand Registrations. The Company shall not be obligated to effect any registration pursuant to this Section 7(a) (including filing a Registration Statement) within 6 months after the effective date of a previous registration pursuant to this Section 7(a) or a previous registration under which the Grantee had piggyback rights pursuant to Section 7(b) hereof (irrespective of whether such rights were exercised). The Company may postpone for up to 6 months the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good faith judgment of the Board (after consultation with its legal and financial advisors), (i) such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction, (ii) such postponement is reasonably necessary in order to avoid premature disclosure of a matter and it is reasonably likely that disclosure of such matter at such time would be materially detrimental to the interests of the Company, (iii) the Company would be required by applicable law to prepare audited financial statements as of a date other than its fiscal year end (unless the Grantee agrees to pay the expenses of such an audit) or (iv) such postponement is required by applicable law; provided that in such event, the Grantee shall be entitled to withdraw such request and, if such request is withdrawn, the Grantee shall retain its rights pursuant to this Section 7 as if the related Demand Request was not made and the Company shall pay all Registration Expenses in connection with such registration. The Company shall provide written notice to the Grantee of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this
Section 7(a)(vi), (y) the Company's decision to file or seek effectiveness of such registration statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

(vii) Pre-emption of Demand Registration. Notwithstanding anything to the contrary contained herein, at any time the Company may elect to effect an underwritten primary registration if, based on the good faith judgment of the Board, it would be in the best interests of the Company to access the public market to raise equity capital in order to (i) finance an acquisition that is the subject of a letter of intent or acquisition agreement at the time of such Demand Request or (ii) deliver the Company to remedy or otherwise address an imminent covenant default under any material contract. If the Company elects to effect a primary registration, the Company will give prompt written notice to the Grantee of its intention to effect such a registration and shall afford the Grantee rights pursuant to Section 7(b) hereof, except that if the managing underwriters of such offering advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), the provisions of Section 7(a)(ii) hereof shall not apply to such offering, and instead the Company shall include in such registration the maximum number of securities which such underwriters advise can be sold in such offering allocated (x) first, to the securities to be sold by the Company for its own account, (y) second, pro rata among the New Investors electing to participate in such registration in accordance with the New Investor Stockholders Agreement and the Persons (including the Grantee) electing to participate in such registration in accordance with the CEO Stockholders Agreement, the Executive Stockholders Agreement or an Approved Agreement according to the total amount of securities requested to be included in such registration and
(z) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration. In the event that the Company so elects to effect such a primary registration, the Grantee shall retain its rights pursuant to this Section 7(a) as if the related Demand Request was not made.

(b) Piggyback Registrations.

(i) Piggyback Rights. If (but without any obligation to do so) the Company proposes to register, whether or not for its own account, any of its shares of Common Stock or other Equity Interests in the Company in connection with a public offering for cash of such securities (including an Approved IPO, but excluding any (i) registration made pursuant to Section 7(a), (ii) registration relating solely to the sale of securities to participants in a Company sponsored benefit plan on Form S-1 or Form S-8 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future, (iii) registration relating to a corporate reorganization, acquisition or other transaction under Rule 145 of the Securities Act on Form S-4 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future or (iv) registration on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Grantee written notice of such registration. Upon the written request of the Grantee given in writing to the Company within fifteen (15) days after receipt of such notice by the Company, the Company shall, subject to the provisions of this Section 7(b), include in the registration statement all of the Registrable Securities that the Grantee has requested to be registered.

(ii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7(b) prior to the effectiveness of such registration and the commencement of the public offer of the securities covered by such registration, whether or not the Grantee has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7(e) hereof. Any such withdrawal shall be without prejudice to the rights of the Grantee to request that a registration be effected under Section 7(a) or to be included in subsequent registrations under Section 7(b)(i).

(iii) Underwriting Requirements. In connection with any offering involving an underwriting of shares of Common Stock for the benefit of the Company or any security holder of the Company, the Company shall not be required under this
Section 7(b) to include any of the Grantee's Registrable Securities in such underwriting pursuant to this Section 7(b) unless the Grantee accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 7(b), if the managing underwriter with respect to the proposed offering advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then the Company shall so advise all holders of securities that would otherwise be included in such registration, and the number of shares that may be included in the registration shall be allocated:

(1) in the case such registration is a primary registration initiated by the Company, (A) first, to securities being sold for the account of the Company,
(B) second, pro rata among the New Investors electing to participate in such registration in accordance with the New Investor Stockholders Agreement and the Persons (including the Grantee) electing to participate in such registration in accordance with the CEO Stockholders Agreement, the Executive Stockholders Agreement or an Approved Agreement according to the total amount of securities requested to be included in such registration and (C) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration;

(2) in the case such registration is a secondary registration initiated by one or more security holders of the Company, (A) first, pro rata among the selling security holders of the Company requesting such registration, the New Investors electing to participate in such registration in accordance with the New Investor Stockholders Agreement and the Persons (including the Grantee) electing to participate in such registration in accordance with the CEO Stockholders Agreement, the Executive Stockholders Agreement or an Approved Agreement, according to the total amount of securities requested to be included in such registration, (B) second, to securities being sold for the account of the Company and (C) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration; and

(3) otherwise, (A) first, pro rata among the New Investors electing to participate in such registration in accordance with the New Investor Stockholders Agreement and the Persons (including the Grantee) electing to participate in such registration in accordance with the CEO Stockholders Agreement, the Executive Stockholders Agreement or an Approved Agreement according to the total amount of securities requested to be included in such registration, (B) second, pro rata among the selling security holders of the Company requesting such registration according to the total amount of securities requested to be included in such registration, (C) third, to securities being sold for the account of the Company and (D) last, pro rata among the other selling security holders of the Company according to the total amount of securities requested to be included in such registration.

(iv) Selection of Underwriters. The Company shall have the right to select the managing underwriter or underwriters to administer any offering pursuant to this Section 7(b).

(v) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 7(a) hereof or pursuant to this Section 7(b), and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 3 months has elapsed from the effective date of such previous registration.

(c) Obligations of the Company. Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(i) prepare and file with the SEC or other applicable governmental body or securities exchange a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective, and, subject to Section 7(a)(v), keep such Registration Statement effective for a period of up to thirty (30) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(ii) prepare and file with the SEC or other applicable governmental body or securities exchange such amendments and supplements to such Registration Statement and the prospectus (or similar offering document) used in connection with such registration as may be necessary to comply with the provisions of applicable law with respect to disposition of all securities covered by such Registration Statement for the period set forth in paragraph (i) immediately above;

(iii) furnish to the Grantee copies of all documents proposed to be filed with the SEC or other applicable governmental body or securities exchange in connection with such registration (other than any filings made by the Company pursuant to the requirements of the Exchange Act), which documents will be provided to the Grantee prior to the filing thereof;

(iv) furnish to the Grantee, without charge, such number of (i) conformed copies of the Registration Statement and of each amendment or supplement thereto (in each case including all exhibits and documents filed therewith), and (ii) copies of the prospectus or other offering document included in such Registration Statement, including each preliminary prospectus and any summary prospectus, in conformity with the requirements of applicable law, and such other documents, in each case, as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Grantee in accordance with the intended method or methods of such disposition;

(v) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, "road shows" and all other customary selling efforts, all as the underwriters reasonably request;

(vi) notify the Grantee, at any time when a prospectus (or other offering document) relating thereto is required to be delivered under applicable law, of (i) the issuance of any stop order or the like by the SEC or any other applicable governmental body or securities exchange in respect of such Registration Statement (and use every reasonable effort to obtain the lifting of any such stop order or the like as soon as practicable), (ii) any period when the Registration Statement ceases to be effective, or (iii) the happening of any event as a result of which the prospectus (or other offering document) included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to the Grantee a reasonable number of copies of any supplement to or amendment of such prospectus (or other offering document) as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus (or other offering document) shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii) cause all such Registrable Securities registered hereunder to be listed or quoted on each securities exchange or any automated quotation system (or NASDAQ or the OTC Bulletin Board) on which similar securities issued by the Company are then listed or, if not so listed or quoted, use its commercially reasonable efforts to cause such Registrable Securities registered hereunder to be listed or quoted on a securities exchange or any automated quotation system (or NASDAQ or the OTC Bulletin Board) selected by the Board;

(viii) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(ix) use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as shall be reasonably requested by the Grantee and such other jurisdictions as shall be reasonably requested by the managing underwriter (or obtain an exemption from registration or qualification under such laws) and do any and all other acts and things which may be necessary or advisable to enable the Grantee to consummate the disposition of the Registrable Securities in such jurisdictions in accordance with the intended method or methods of distribution thereof; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process or become subject to taxation in any such states or jurisdictions;

(x) request that the independent public accountants who have issued an audit report on the Company's financial statements included in the Registration Statement furnish to the Grantee a signed counterpart of a "comfort" letter, dated the effective date of the Registration Statement (and, if any registration includes an underwritten public offering, the date of the closing under the underwriting agreement), signed by such accountants and covering such matters as are customarily covered in accountant's letters delivered to the underwriters in underwritten public offerings of securities and such other matters as may be reasonably requested by the New Investors that initiated the registration process pursuant to the New Investor Stockholders Agreement, if any;

(xi) otherwise use its best efforts to comply with applicable law, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement; and

(xii) use its commercially reasonable efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

(d) Obligations of Holder.

(i) Information from Grantee. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 with respect to the Registrable Securities of the Grantee that the Grantee shall, within ten (10) business days of a request by the Company, furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of the Grantee's Registrable Securities.

(ii) Suspension of Use of Prospectus. The Grantee agrees by having its securities treated as Registrable Securities hereunder that, upon receipt of written notice from the Company specifying that the prospectus (or other offering document) included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading as a result of the happening of any event, the Grantee will forthwith discontinue disposition of Registrable Securities until the Grantee is advised by the Company that the use of the prospectus (or other offering document) may be resumed and is furnished with a supplemented or amended prospectus (or other offering document) as contemplated by Section 7(c)(vi) hereof, and, if so directed by the Company, the Grantee will deliver to the Company all copies of the prospectus (or other offering document) covering such Registrable Securities then in the Grantee's possession at the time of receipt of such notice. If the Company shall give any notice to suspend the disposition of Registrable Securities, the Company shall extend the period of time during which the Company is required to maintain the Registration Statement effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date the Grantee either is advised by the Company that the use of the prospectus (or other offering document) may be resumed or receives the copies of the supplemented or amended prospectus (or other offering document) contemplated by Section 7(c)(vi).

(iii) Participation in Underwritten Registrations. The Grantee may not participate in any registration hereunder which is underwritten unless the Grantee (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

(iv) Beneficial Owners of Grantee. The CEO and the Grantee hereby represent and warrant that the Grantee, any Affiliate of the Grantee, and each and every beneficial owner of the Grantee is not and will not be a "U.S. person" as such term is defined in Regulation S of the Securities Act.


(e) Expenses of Registration. All Registration Expenses shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 7(a) if the registration request is subsequently withdrawn at the request of the Grantee that made the related Demand Request (in which case, the Grantee shall bear such expenses), provided, however, that if at the time of such withdrawal, the Grantee shall have learned of a Material Adverse Change from that known to the Grantee at the time of its Demand Request and shall have withdrawn the request with reasonable promptness (but in any event within five
(5) business days) following disclosure by the Company of such Material Adverse Change, then the Grantee shall not be required to pay any of such expenses and shall retain its rights pursuant to Section 7(a) as if such Demand Request was not made.

(f) Delay of Registration. The Grantee shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

(g) Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Section 7:

(i) To the extent permitted by law, the Company will indemnify and hold harmless the CEO, the Grantee, any underwriter (as defined in the Securities
Act) for the Grantee and each Person, if any, who controls the Grantee or such underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings, or settlements in respect thereof) to which any of the indemnified Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages, expenses, or liabilities (or actions, proceedings, or settlements in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus (or similar offering documents) contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state or foreign securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or other federal, state or foreign securities laws or common law; and the Company will reimburse the CEO, the Grantee, such underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 7(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Grantee, underwriter or controlling Person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus (or similar offering document) shall not inure to the benefit of the Grantee, underwriter, or any Person controlling such Grantee or underwriter, from whom the Person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (or similar offering document) (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such Person, and if the prospectus (or similar offering document) (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Grantee.

(ii) To the extent permitted by law, the Grantee will indemnify and hold harmless the Company, each of its directors, each of its officers, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) for the Company, any other Person selling securities in such Registration Statement and any controlling Person of any such underwriter or other Person, against a Violation by the CEO or the Grantee: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus (or similar offering documents) contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state or foreign securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or other federal, state or foreign securities laws or common law; and the Grantee will reimburse any Person intended to be indemnified pursuant to this Section 7(g)(ii) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 7(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Grantee (which consent shall not be unreasonably withheld or delayed), provided, further that in no event shall any indemnity under this Section 7(g)(ii) exceed the net proceeds from the offering received by the Grantee. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company and shall survive without limitations.

(iii) Promptly after receipt by an indemnified party under this Section 7(g) of written notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7(g) to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 7(g). No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or action.

(iv) If the indemnification provided for in this Section 7(g) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and, except as to the Company where the Company does not participate in the offering, the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no Person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party. In no event shall any contribution under this Section 7(g)(iv) exceed the net proceeds from the offering received by the Grantee, less any amounts paid under Section 7(g)(ii).

(v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by the Company and the Grantee in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to the Company and the Grantee.

(vi) The obligations of the Persons under this Section 7(g) shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 7 and the termination of this Agreement.

(vii) The obligations of the parties under this Section 7(g) shall be in addition to any liability which any party may otherwise have to any other party.

8. Termination.

(a) Resignation. If the CEO resigns from his position as chief executive officer of the Company for Good Reason and in the fiscal year immediately preceding CEO's resignation the Company achieves EBITDA that exceeded the performance model as agreed to between the Company and the CEO, then all of the Grantee's non-vested options shall become fully vested. If CEO resigns and the above conditions are not met, the Grantee's non-vested options shall be cancelled.

(b) Termination for Cause. If the CEO is terminated from employment by the Company for Cause, then all the Options (whether vested or unvested) shall automatically terminate and be cancelled without any action on the part of the Company on the date that employment is terminated.

(c) Other Terminations. If the CEO's employment with the Company is terminated for any reason other than Cause, then all unvested Options will automatically terminate and be cancelled without any action on the part of the Company on the date of termination. All Options that have vested prior to that date will remain exercisable until the earlier to occur of (1) the 90th day following such date of termination or (2) the expiration of the Option Term.

(d) Company Call Option. In the event that the CEO is no longer employed as the chief executive officer of the Company, for any reason (the date of such cessation of office being referred to herein as the "Termination Date"), the Options and the Option Shares held by the Grantee and/or any Affiliates of the CEO and/or the Grantee shall be subject to repurchase by the Company (unless such purchase by the Company would violate Delaware law) or any third party designated by the Company and the New Investors, pursuant to the terms and conditions set forth in this Section 8(d) (the "Call Option"). For the avoidance of doubt, the Company has the right, but not the obligation, to utilize the Call Option.

(i) For a period of thirty (30) days beginning on the Termination Date, the Grantee shall have the right to exercise its vested Options on a cashless basis, provided that such Options are in-the-money.

(ii) Provided that the Grantee does not make a cashless exercise of its vested Options pursuant to Section 8(d)(i) above, and in the event the CEO has been terminated without Cause or upon death or Permanent Disability, or CEO has resigned for Good Reason, the Grantee's unexercised options may be acquired by the Company at Fair Market Value.

(iii) In all other circumstances the Grantee's unexercised options may be acquired at the lower of either the Fair Market Value of such CEO's Option Shares or the exercise price paid by such CEO for such Option Shares.

(e) Extension After Certain Terminations. If the CEO's employment with the Company is terminated other than for a reason described in paragraph (a) or
(c) of this Section 8 and the CEO dies or suffers from a Permanent Disability within 90 days after termination, then the Grantee may exercise the Options, to the extent vested and exercisable as of the date of termination, until the earlier to occur of (1) the first anniversary of the date of death or Permanent Disability or (2) the expiration of the Option Term.

9. Adjustments. The Exercise Price and the number of shares purchasable upon exercise of the Options may be adjusted by the Compensation Committee in accordance with Section 5 of the 1999 Plan upon the occurrence of certain corporate actions that may affect the Common Stock. Notwithstanding any other provision of this Agreement, if the Company issues common equity at a price below $0.52 per share and the Company's prior year EBITDA exceeded the performance model as agreed to between the Company and the CEO, then all of the Grantee's options shall be adjusted to compensate for the dilution.

10. Method of Exercise of Options.

(a) Exercise Notice. The Options will be exercisable by notice (an "Exercise Notice") and payment to the Company in accordance with the procedure prescribed herein; provided, that the aggregate Exercise Price with respect to any one such exercise will not be less than $10,000, unless the exercise represents an exercise of all Options that are vested and exercisable as of the date of the exercise. If the Grantee fails to accept delivery of and pay for all or any part of the number of shares specified in the Exercise Notice upon tender or delivery thereof, the Grantee's right to exercise the Options with respect to the undelivered shares may be terminated in the sole discretion of the Compensation Committee.

(b) Exercise Notice Details and Attachments. Each Exercise Notice will (1) state the number of shares in respect of which Options are being exercised,
(2) be accompanied by payment as provided in Section 10(c) below or state the election described in Section 10(d), and (3) be signed by the Person or Persons entitled to exercise the Options.

(c) Payment of the Exercise Price. Payment of the Exercise Price will be made by delivering to the Company any one or a combination of (1) a certified or bank cashier's check payable to the Company or its order or a wire transfer directly to an account specified by the Company sufficient to pay the Exercise Price, (2) one or more certificates evidencing shares of Common Stock owned by the Grantee immediately prior to the exercise, together with a duly executed stock power, having an aggregate Fair Market Value on the date on which the Exercise Notice is given sufficient to pay the Exercise Price or (3) a copy of irrevocable instructions to a registered broker/dealer to deliver promptly to the Company an amount of proceeds from the sale of shares of Common Stock to be issued pursuant to the Options being exercised or of a loan made with respect to shares of Common Stock to be issued pursuant to the Options being exercised sufficient, in either case, to pay the Exercise Price.

(d) Discretion to Receive Cash on Exercise. To the extent permissible by both applicable law and the 1999 Plan, the Grantee may, in lieu of delivering payment of the exercise price in accordance with Section 10(c) above, elect to receive from the Company a cash sum equal to the difference between the Fair Market Value of the Option Shares in respect of which the Exercise Notice was given and the aggregate Exercise Price of such Option Shares. If payment is made pursuant to this Section 10(d), the Grantee shall have no further rights in respect of the Option Shares for which the notice of exercise was given. The Company may make any deductions in respect of such payment which it is required to make under the laws of any territory which laws are applicable to the Grantee, its Affiliates, and the Company.

(e) Option Shares Certificates. The certificate or certificates representing the Option Shares will be registered in the name of the Person or Persons exercising the Options. The certificate or certificates will be delivered within ten (10) days after receipt of payment and compliance by the Grantee; provided, that in the case of clause (3) of the first sentence of Section 10(c), the Company will not make delivery of the certificate or certificates until payment is actually received from the broker/dealer.

(f) No Fractional Option Shares. The Company will have no obligation to issue or deliver fractional Option Shares but may, in its sole discretion, elect to do so. In lieu of issuing any fractional Option Share, the Company will pay to the Person exercising the Options, promptly following exercise, an amount in cash equal to the Fair Market Value of the fraction of an Option Share as of the date of exercise.

11. No Right To Continued Employment. Nothing in this Agreement confers upon the CEO the right to continue in the employ of the Company, entitles the CEO to any right or benefit not set forth in this Agreement or interferes with or limits in any way the right of the Company to terminate the CEO's employment.

12. Withholding Taxes. The Company may require the CEO or the Grantee (or such other Person, if any, who has the right to exercise the Options) to pay to the Company in cash the amount of any federal, state, local and foreign income and other taxes that the Company may be required to withhold before delivering to the Grantee (or the other Person) a certificate or certificates representing shares of Common Stock. The Grantee may elect to have Common Stock issuable upon exercise of any Options, having a Fair Market Value on the day immediately preceding the date on which the certificates are delivered equal to the amount of the withholding obligation, be withheld by the Company in satisfaction of this obligation.

13. Approval of Counsel. Any exercise of Options and the issuance and delivery of shares of Common Stock is subject to approval by the Company's counsel (such approval not to be unreasonably delayed or withheld) of all legal matters, including compliance with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, the requirements of any stock exchange upon which the Common Stock may then be listed and any applicable state securities or "blue sky" laws.

14. Certificates. The certificates evidencing the shares of Common Stock issued upon exercise of the Options will bear a legend (unless the Company requires otherwise) stating:

         THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

15. Notices. All notices, demands and other communications with respect to this Agreement will be in writing and be deemed to have been duly given (1) when hand delivered, (2) when sent, if sent by overnight mail, overnight courier or facsimile transmission or (3) when mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                       Samsonite Corporation
                       11200 East Forty-Fifth Avenue
                       Denver, Colorado  80239-3018
                       Attention: Corporate Secretary

         All notices to the CEO or other Person or Persons entitled to exercise the Options will be addressed to the CEO or the other Person or Persons at the then current address of the CEO contained in the employee payroll records of the Company. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

16. Benefits. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the CEO and the Grantee and all rights granted to the Company under this Agreement will be binding upon the CEO and the Grantee and, to the extent provided in this Agreement, the CEO's heirs and the CEO's and Grantee's legal representatives and successors. No other Person has any rights under this Agreement.

17. Severability. If any one or more provisions of this Agreement is deemed to be illegal or unenforceable, the illegality or unenforceability will not affect the validity and enforceability of the remaining legal and enforceable provisions, which will be construed as if such illegal or unenforceable provision or provisions had not been inserted.

18. Entire Agreement. This Agreement contains the entire understanding and agreement between the parties and supersedes all prior understandings and agreements between the parties respecting the subject matter of this Agreement. This Agreement may not be modified, waived or discharged unless agreed in writing signed by the parties.

19. Waiver. No waiver by either party of any breach by the other party of this Agreement will be deemed a waiver of similar or dissimilar breaches at the same, prior or subsequent time.

20. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of New York.

21. Time Periods. Any action required to be taken under this Agreement within a certain number of days must be taken within that number of calendar days; provided, that if the last day for taking an action falls on a weekend or a holiday, the period during which the action may be taken will be automatically extended to the next business day.

22. Counterparts. This Agreement may be executed in counterparts. Each counterpart is deemed to be an original, but both together constitute one and the same instrument.

23. Compliance. The CEO will abide by laws concerning insider trading and the policies and decisions of the Company's management in all matters concerning the Options provided that the CEO's rights are not substantially impaired.

Signature Page, Stock Option Agreement
                                  SAMSONITE CORPORATION


                                  By:      /s/ L.C. Ross
                                           -------------------------------------

                                  Name:    L.C. Ross
                                           -------------------------------------

                                  Title:   Vice President - Legal





                                  MARCELLO BOTTOLI

                                  /s/ Marcello Bottoli




                                  STONEBRIDGE DEVELOPMENT LIMITED

                                  By:      /s/ Stefania Tomasini
                                           ------------------------------------

                                  Name:    Stefania Tomasini
                                           ------------------------------------

                                  Title:   Sole Director
                                           ------------------------------------

                                                                     Appendix C


                     CHARTER OF THE AUDIT COMMITTEE OF THE
                  BOARD OF DIRECTORS OF SAMSONITE CORPORATION
                     AS ADOPTED BY THE BOARD OF DIRECTORS
                               ON APRIL 18, 2000

I.       Audit Committee Purpose

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Samsonite Corporation (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

o Monitor and oversee the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.               Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. ("NASD") and any agreement binding on the Company approved by the Board. The Committee shall be comprised of three directors as determined by the Board, each of whom shall be independent nonexecutive directors (as required by NASD rules and any such agreement), free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

         Subject to the terms of any agreement approved by the Board, the Board may appoint to the Audit Committee one director who is not independent and is not a current employee or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair ("Chair") is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet on a quarterly basis, or more frequently as circumstances dictate. The Chair (or in the absence of a Chair, the Committee) shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors on a quarterly basis to review the Company's financial statements prior to public release and significant findings based upon the auditors limited review procedures, and the Committee will meet at least annually to review the Company's revenue recognition and reserve policies and the implementation of these policies by the management of the Company.

III.              Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this charter ("Charter") at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Such review should include the appropriateness of the Company's revenue recognition policies and the adequacy of the Company's reserve policies.

3. In consultation with the management and the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61 ("SAS 61"). The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Auditors

1. The independent auditors are ultimately accountable to the Committee and the Board of Directors. The Committee shall oversee the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Committee shall oversee the independence of the Company's independent auditors by, among other things:

                  (i) requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Committee; and

                  (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response to the auditors' report to satisfy itself of the auditor's independence.

2. Review the fees and other significant compensation to be paid to the independent auditors, as well as for any non-audit service provided by them.

3. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

4. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Committees in accordance with SAS 61.

5. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

1. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department as needed.

2. Review the appointment, performance, and replacement of the internal auditor.

3. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

4. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

5. Receive periodic reports from the Company concerning the adoption, implementation and compliance with the laws and regulations included in the Company's regulatory compliance functions and assess the impact of significant regulatory changes, or any other significant matters that may have a bearing on the Company.

Other Audit Committee Responsibilities

1. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

2. Perform any other activities consistent with this Charter, the Company's By-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                     PROXY

                             SAMSONITE CORPORATION

                        11200 East 45th Avenue, Denver,
            Colorado 80239 This proxy is solicited on behalf of the
                 Board of Directors for the annual meeting on
                                 June 15, 2004


  P The undersigned stockholder hereby appoints Douglas W. Sundby and Richard H. Wiley and each of them, proxies, with the powers the undersigned would possess if personally present and with full power of substitution, to vote all common stock of the undersigned in Samsonite
  R Corporation at the annual meeting of stockholders to be held at the Double Tree Hotel Denver Southeast, 13696 East Cliff Place, Aurora, Colorado, at 9:00 A.M., local time, on June 15, 2004, and at any adjournment or postponement thereof, upon all subjects that may
  O properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card. IF NO DIRECTIONS ARE GIVEN, THE EXECUTED PROXIES WILL VOTE FOR PROPOSALS 1 THROUGH 4. THIS PROXY
  X WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY REVOKES
  Y THE AUTHORITY GIVEN WITH RESPECT TO ANY EARLIER DATED PROXY SUBMITTED BY THE UNDERSIGNED.


----------------                                               ----------------
SEE REVERSE SIDE  CONTINUED AND TO BE SIGNED ON REVERSE SIDE   SEE REVERSE SIDE
----------------                                               ----------------

|X|  Please mark votes as in this example.

    ---------------------------------------------------------------------
     The Board of Directors recommends a vote FOR Proposals 1 through 4.
    ---------------------------------------------------------------------

1.  To elect the following directors:
(01) Michael M. Lynton,
(02) Charles J. Philippin,
(03) Ferdinando Grimaldi Quartieri,
(04) Antony P. Ressler,
(05) Lee Sienna,
(06) Donald L. Triggs,
(07) Johan Tack,
(08) Richard T. Warner and
(09) Reed N. Wilcox


             FOR                     WITHHELD
             ALL      |_|    |_|     FROM ALL
           NOMINEES                  NOMINEES



         |_|  _________________________________________
              For all nominee(s) except as written above


2.  To approve the amendments                    |_|       |_|         |_|
    to the 1999 stock option plan.               FOR     AGAINST     ABSTAIN


3.  To approve the stock option                  |_|       |_|         |_|
    grant to Stonebridge                         FOR     AGAINST     ABSTAIN
    Development Limited.


4.  To approve and ratify the                    |_|       |_|         |_|
    appointment of KPMG LLP as                   FOR     AGAINST     ABSTAIN
    independent auditors of
    the Company and its
    subsidiaries for the
    Company's fiscal year 2005.


                                                 I PLAN TO ATTEND THE ANNUAL
                                                 MEETING           |_|

                                                 Please sign this proxy and
                                                 return it promptly whether or
                                                 not you plan to attend the
                                                 annual meeting. If shares are
                                                 registered in the names of
                                                 joint tenants or trustees,
                                                 each tenant or trustee must
                                                 sign. If signing for a
                                                 corporation or partnership or
                                                 as agent, attorney or
                                                 fiduciary, indicate the
                                                 capacity in which you are
                                                 signing. If you do attend the
                                                 annual meeting and decide to
                                                 vote by ballot, such vote
                                                 will supersede this proxy.


Signature: ____________  Date:  _______   Signature: __________  Date: ______